                                                                   Exhibit 10.61

================================================================================
         ORIGINAL
  TO BE RETURNED TO M&T

                                                          RECORDED
                                               Federal Aviation Administration
                                               Date 4/1/98    Time [ILLEGIBLE]
                                               Conveyance Number T057073
                                               By /s/ [ILLEGIBLE]
                                                  ----------------------------

                                 LEASE AGREEMENT

                            dated as of March 26, 1998

                                     between

                        WILLIS LEASE FINANCE CORPORATION,

                                     Lessor

                                       and

                              ALOHA ISLANDAIR, INC.

                                     Lessee

                      ---------------------------------------

                          Covering One (1) de Havilland
                      Dash 8-103 Aircraft (Reflected on the
                          FAA Records as a DHC-8-102),
                        Manufacturer's Serial Number 353
                          U.S. Registration No. N853MA,

                             Two (2) Pratt & Whitney
                     Model PW 121 Engines (Reflected on the
                            FAA Records as PW 120 A),
                              Manufacturer's Serial
                            Numbers 120968 and 121244

                                       and

                            Two (2) Hamilton Standard
                               14 SF-7 Propellers,
                              Manufacturer's Serial
                            Numbers 930310 and 920913

================================================================================

THIS LEASE AGREEMENT HAS BEEN EXECUTED IN COUNTERPARTS. TO THE EXTENT THAT THIS LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE LESSOR ON THE SIGNATURE PAGE THEREOF.


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                                TABLE OF CONTENTS

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
 SECTION 1.    DEFINITIONS................................................   1

 SECTION 2.    AGREEMENT TO LEASE: TERM...................................   8
      2.01      Leasing of Aircraft.......................................   8
      2.02      Acceptance................................................   8
      2.03      Delivery of Aircraft......................................   8
      2.04      Term......................................................   8

 SECTION 3     CONDITIONS PRECEDENT.......................................   9
      3.01     Conditions Precedent to Lessor's Obligations...............   9
      3.02     Conditions Precedent to Lessee's Obligations...............  11

 SECTION 4     LESSEE'S REPRESENTATIONS AND WARRANTIES.....................  11
      4.01     Due Organization, Standing etc.............................  11
      4.02     Operative Documents........................................  12
      4.03     No Conflict; Consent.......................................  12
      4.04     Governmental Consents......................................  12
      4.05     No Adverse Agreements......................................  12
      4.06     No Defaults or Violations..................................  13
      4.07     Litigation.................................................  13
      4.08     No Event of Default........................................  13
      4.09     Financial Statements.......................................  13
      4.10     Chief Executive Office.....................................  13
      4.11     Filings Made...............................................  13
      4.12     Certificate................................................  14

 SECTION 5     LESSOR'S REPRESENTATIONS AND WARRANTIES....................  14
      5.01      Due Organization, Standing etc............................  14
      5.02      Operative Documents.......................................  14

 SECTION 6     COVENANTS OF LESSEE........................................  14
      6.01      Air Operator's Certificate................................  14
      6.02      Financial and Other.......................................  15
      6.03      Information to be Supplied Existence......................  15
      6.04      Inspection Rights; Records................................  16
      6.05      Payment of Taxes and Claims...............................  16
      6.06      Notice of Litigation......................................  16
      6.07      Merger....................................................  17
      6.08      Chief Executive Office....................................  17
      6.09      Certificate...............................................  17

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

 SECTION 7     PAYMENTS...................................................  17
      7.01      Rent......................................................  17
      7.02      Net Lease; No Set-Off or Deductions.......................  18
      7.03      Immediately Available Funds...............................  18
      7.04      Supplemental Rent; Overdue Rent...........................  18
      7.05      Reserved..................................................  19
      7.06      Gross Up..................................................  19

 SECTION 8.    LIMITATION OF LESSOR'S LIABILITY...........................  19

 SECTION 9.    USE OPERATION AND MAINTENANCE..............................  19
      9.01      General...................................................  19
      9.02      Operation and Use.........................................  20
      9.03      Maintenance in General....................................  20
      9.04      Specific Items of Maintenance.............................  21
      9.05      Parts.....................................................  21
      9.06      Airworthiness Directives..................................  22
      9.07      Service Bulletins: Nondiscrimination......................  23
      9.08      Corrosion Control.........................................  23
      9.09      Modifications.............................................  23
      9.10      Possession; Subleasing; Equipment Substitution............  24
      9.11      Repairs...................................................  25
      9.12      Aircraft Records..........................................  25
      9.13      Warranties................................................  26
      9.14      Airport Charges...........................................  26
      9.15      Right to Inspect..........................................  26
      9.16      Reporting.................................................  26

 SECTION 10.   RETURN OF AIRCRAFT.........................................  27
     10.01      Return....................................................  27
     10.02      Condition of Aircraft.....................................  27
     10.03      Boroscope Inspection......................................  27
     10.04      Historical Records; Trend Monitoring Data.................  27
     10.05      Inspection................................................  27
     10.06      Operational Ground Check..................................  28
     10.07      Operational Check Flight..................................  28
     10.08      Acceptance................................................  29
     10.09      Deferred Discrepancy Correction...........................  29
     10.10      Flight Cost...............................................  29
     10.11      Indemnification...........................................  29
     10.12      Insurance.................................................  29
     10.13      Manuals and Technical Records.............................  30
     10.14      Service Bulletin Kits.....................................  30
     10.15      Lessee's Special Exterior Markings........................  30
     10.16      Ownership.................................................  31
     10.17      Storage Upon Return.......................................  31

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                                      -ii-

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

 SECTION 11.   TITLE; REGISTRATION; LIENS.................................  31
     11.01      Title.....................................................  31
     11.02      Registration; Filings; Registration.......................  31
     11.03      Liens.....................................................  32
     11.04      Notice of Ownership.......................................  32

 SECTION 12.   INSURANCE..................................................  32
    12.01       All-Risk Insurance........................................  33
    12.02       War Risk Insurance........................................  33
    12.03       Liability Insurance.......................................  33
    12.04       Deductibles and Self Insurance ...........................  34
    12.05       Additional Requirements; Loss Payment.....................  34
    12.06       No Set-Off................................................  35
    12.07       Notice of Material Alteration or Cancellation.............  35
    12.08       Application of Certain Insurance Proceeds.................  35
    12.09       Insurance for Own Account.................................  35
    12.10       Certificates and Reports..................................  36

 SECTION 13.   LOSS, DAMAGE OR REQUISITION................................  36
    13.01       An Event of Loss of Airframe..............................  36
    13.02       Engine or Propeller Loss..................................  37
    13.03       Payments from Governmental Authorities for
                  Requisition of Title or Use.............................  38
    13.04       Application of Payments During Existence of Event of
                  Default.................................................  38

 SECTION 14.   EVENT OF DEFAULT...........................................  39
    14.01       Failure to Make Payments..................................  39
    14.02       Failure to Obtain or Maintain Insurance...................  39
    14.03       Failure to Perform Other Obligations......................  39
    14.04       Representations and Warranties Untrue.....................  39
    14.05       Insolvency or Bankruptcy..................................  39
    14.06       Loss of Registration or Protection........................  40
    14.07       Loss of License...........................................  40
    14.08       Other Lease...............................................  40
    14.09       Final Judgment............................................  40
    14.10       Other Default.............................................  40
    14.11       Contest...................................................  40
    14.12       Failure to Maintain Letter of Credit......................  40
    14.13       ..........................................................  41

 SECTION 15.   REMEDIES...................................................  41

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

 SECTION 16.   INDEMNITIES AND EXPENSES...................................  43
    16.01       General Indemnification and Waiver of Certain Claims......  43
    16.02       General Tax Indemnity.....................................  44
    16.03       After-Tax Basis; Survival.................................  49
    16.04       Expenses..................................................  50

 SECTION 17.   QUIET ENJOYMENT............................................  50

 SECTION 18.   ASSIGNMENT.................................................  50

 SECTION 19.   NOTICES....................................................  51

 SECTION 20.   LESSOR'S RIGHT TO PERFORM FOR LESSEE.......................  51

 SECTION 21.   LEASE; SECTION 1110........................................  52
    21.01       Lease.....................................................  52
    21.02       Section 1110..............................................  52

 SECTION 22.   MISCELLANEOUS..............................................  52
    22.01       Waivers, Headings.........................................  52
    22.02       Counterparts..............................................  52
    22.03       Governing Law.............................................  52
    22.04       Benefit and Binding Effect................................  53
    22.05       Further Assurances........................................  53
    22.06       Service of Process; Waiver of Jury Trial and Immunity.....  53
    22.07       Usury Laws................................................  54
    22.08       Entire Agreement..........................................  54

 Exhibit A      Description of Aircraft
 Schedule 1     to Exhibit A - Delivery Conditions
 Exhibit B      Rent and Other Financial Matters
 Schedule 1     to Exhibit B - Letter of Credit
 Exhibit C      Acceptance Certificate
 Exhibit D      Schedule of Manuals and Technical Records
 Schedule 3     Time, Flight Hours, Cycles
 Exhibit E      Return Acceptance Certificate
 Exhibit F      General Return Conditions of the Aircraft

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                                      -iv-

                                 LEASE AGREEMENT

                  THIS LEASE AGREEMENT, dated as of March 26, 1998 ("Lease"), is between [WILLIS LEASE FINANCE CORPORATION] ("Lessor"), a California corporation having its principal place of business at 180 Harbor Drive, Suite 200, Sausalito, California 94965 and ALOHA ISLANDAIR, INC. ("Lessee"), a Delaware corporation having its principal place of business at 99 Kapalulu Place, Honolulu, Hawaii 96819.

                                   WITNESSETH:

                  WHEREAS, Lessor is purchasing the Aircraft from the Seller;

                  WHEREAS, Lessee desires to lease the Aircraft from Lessor, and Lessor desires to lease the Aircraft to Lessee, pursuant to the terms and conditions of this Lease;

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

                  SECTION 1. DEFINITIONS

                  The following terms shall have the following respective meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). All definitions of documents shall refer to such documents as they may now or hereafter be amended or supplemented. All definitions of parties hereto shall include the successors and permitted assigns of such parties.

                  "ACCEPTANCE CERTIFICATE" means a certificate in substantially the form of Exhibit C, to be signed by Lessee on the Delivery Date as required under Section 2.02 hereof.

                  "AERONAUTICAL AUTHORITY" means as of any time of determination, the FAA or other governmental airworthiness authority having jurisdiction over the Aircraft under the laws of the country in which the Aircraft is then registered.

                  "AFFILIATE" with respect to a specified Person, means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "AIRCRAFT" means (A) the Airframe and Engines and Propellers (or any engine or propeller substituted for any of said Engines or Propellers pursuant to Section 13.02 of this Lease), whether or not any of such Engines or Propellers or engines or propellers may from time to time be installed on such Airframe or may be installed on any other airframe or on any other aircraft; and (B) where the context permits, the Manuals and Technical Records.

                  "AIRCRAFT SALE AGREEMENT" means the Aircraft Sale Agreement dated as of the date hereof between Seller and Lessor.

                  "AIRFRAME" means (i) the aircraft (except the Engines or engines and Propellers or propellers from time to time installed thereon) identified and described in Exhibit A hereto and (ii) any and all Parts so long as the same shall be incorporated or installed in or attached to the Airframe, or so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 9.05 of this Lease, after removal from the Airframe.

                  "AIR OPERATOR'S CERTIFICATE" means, the certificate, license or permit required by the Aeronautical Authority or any other governmental authority having jurisdiction required for the Lessee to carry passengers in common carriage as it then does in its operations.

                   "AIRWORTHINESS DIRECTIVE(S)" has the meaning given in Section
9.06 hereof.

                  "APPLICABLE LAW" means all applicable laws, treaties, judgments, decrees, injunctions, writs and orders of any court, governmental agency or authority and rules, regulations, orders, directives, licenses and permits of any governmental body, instrumentality, agency or authority and all interpretations, implementation and enforcement of any of the foregoing, whether or not enforceable as a matter of law, by any court, government body, instrumentality, agency or authority.

                  "BASIC RENT" means the rent payable throughout the Term for the Aircraft pursuant to Section 7.01 of the Lease in the amount and as set forth in Exhibit B hereto.

                  "BUSINESS DAY(S)" means any day other than a Saturday, a Sunday or a day on which banks are permitted or required to close in San Francisco, California or Honolulu, Hawaii.

                  "CERTIFICATE OF AIRWORTHINESS" means, at any time that the FAA is the Aeronautical Authority, a Standard Certificate of Airworthiness issued by the FAA and, at any time that the FAA is not the Aeronautical Authority, any analogous certificate, document or approval required by the Aeronautical Authority for operation of the Aircraft in the manner that it will be operated by Lessee.

                  "CERTIFICATED AIR CARRIER" means any U.S. air carrier holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code.

                  "CYCLE" means one takeoff and landing of an aircraft.

                  "DEFAULT" means any event or condition which, with the lapse of time or the giving of notice or both, would constitute an Event of Default.

                  "DELIVERY DATE" means the date on which the Acceptance Certificate is delivered by the Lessee pursuant to Section 2.02 hereof.

                  "DOLLARS" or "dollars" or the symbol "$" means dollars in lawful currency of the United States of America.

                  "ENGINE" means: (i) any or all of the engines identified and described in Exhibit A, whether or not from time to time installed on the Airframe or installed on any other airframe; (ii) any engine that may from time to time be substituted, pursuant to Section 9.10 or 13.02 of this Lease, for such Engine and (iii) any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in Lessor in accordance with the terms of Section
9.05 of this Lease after removal from such Engine. Each such engine is 750 or more rated takeoff horsepower or the equivalent thereof.

                  "EVENT OF DEFAULT" has the meaning given in Section 14 hereof.

                  "EVENT OF lOSS" with respect to the Aircraft, Airframe or any Engine or Propeller means any of the following events with respect to such property: (i) loss of such property or the use thereof due to theft or disappearance for more than 30 days; (ii) loss of such property or the use thereof due to destruction, damage beyond repair or rendition of such property permanently unfit for normal use; (iii) any event which should or does result in the receipt of insurance proceeds with respect to such property on the basis of a total loss, arranged total loss or constructive total loss; (iv)(A) the taking, confiscation or seizure of title to the Aircraft or Airframe or (B) the condemnation, taking, confiscation or seizure of the use of the Aircraft or Airframe for a period in excess of 30 days by any government or agency or instrumentality thereof; or (v) with respect to any Engine or Propeller, the taking of title or requisition for use by any government and any divestiture of title deemed an Event of Loss pursuant to Section 9.10 of this Lease. An Event of Loss with respect to the Aircraft shall be deemed to occur if an Event of Loss occurs with respect to the Airframe.

                  "FAA" means the United States Federal Aviation Administration, the Administrator thereof and any agency or instrumentality of the United
States government succeeding to their functions.

                  "FLIGHT HOUR" means (i) with respect to the Airframe, any hour, including calculating by aggregating fractions of an hour, occurring on any flight, measured from the time the wheels of the Airframe leave the ground until the wheels next touch the ground, or (ii) with respect to any Engine or Propeller, any hour, including calculating by aggregating fractions of an hour, occurring on any flight, measured from the time the wheels of any airframe, including the Airframe, on which such Engine or Propeller is installed leave the ground until the wheels next touch the ground.

                  "GUARANTOR" means Aloha Airgroup, Inc., a Hawaii corporation.

                  "GUARANTY' means the Guaranty, dated the date hereof, from the Guarantor in favor of the Lessor.

                  "IMPOSITIONS" has the meaning given in Section 16.02 hereto.

                  "INDEMNITEE" means the Lessor, its Affiliates, any permitted assignee of the Lessor (whether such assignment is for security or other reasons and, if such assignment is to an owner trustee, agent, indenture trustee or other Person acting in a fiduciary or similar capacity for other Persons, such other Persons shall also be Indemnitees), and each agent, director, employee, representative and successor thereof.

                  "INSURED PARTY" means the Lessor, its Affiliates, any permitted assignee of the Lessor (whether such assignment is for security or other reasons and, if such assignment is to an owner trustee, agent, indenture trustee or other Person acting in a fiduciary or similar capacity for other Persons, such other Persons shall also be Insured Parties) and any successor thereof.

                  "LEASE" has the meaning given in the Introductory Statement hereof and includes all Exhibits and Schedules hereto.

                  "LESSEE" means the Lessee (as defined in the Introductory Statement hereof) and its successors and permitted assigns.

                  "LESSOR" means the Lessor (as defined in the Introductory Statement hereof) and its successors and permitted assigns.

                  "LESSOR'S LIENS" means any Lien arising as a result of (i) claims against Lessor or its Affiliates not related to the transactions contemplated by the Lease, (ii) any act or omission of Lessor or its Affiliates which is not related to the transactions contemplated by the Lease or is in violation of any of the terms of the Lease, (iii) claims against Lessor or its Affiliates with respect to Taxes against which Lessee is not required to indemnify Lessor, (iv) claims against the Aircraft arising out of events occurring prior to the commencement of the Term or after the expiration or termination of the Term and the redelivery of the Aircraft in accordance with this Lease and (v) claims against the Lessor or its Affiliates for any acts or omissions of Lessor or its Affiliates related to the transactions contemplated by this Lease; provided that the same are not the direct or indirect result of any Default or Event of Default hereunder and provided that the same are not covered by the Lessee's indemnity obligations hereunder.

                  "LETTER OF CREDIT" has the meaning given in Exhibit B hereto.

                  "LIEN" means any mortgage, pledge, lien, charge or encumbrance, lease, financing statement, claim, exercise of rights or security interest.

"MAINTENANCE PROGRAM" has the meaning given in Section 9.03 hereof.

                  "MANUALS AND TECHNICAL RECORDS" means all such manuals, technical data, log books and other records pertaining to the Aircraft (including, without limitation, the technical manuals and aircraft records listed in Exhibit D hereto) to be maintained by Lessee or as shall be required to comply with the requirements of the Aeronautical Authority from time to time in force. All such manuals, technical data, log books and other records shall be maintained in English or with English translations.

                  "MANUFACTURER" means, with respect to the Airframe, de Havilland, with respect to the Engines, Pratt & Whitney Canada, and, with respect to the Propellers, Hamilton Standard.


                  "MODIFICATIONS" means Optional Modifications and Required Modifications.

                  "OFFICER'S CERTIFICATE" means as to any company a certificate signed by a duly authorized officer of the company.

                  "OPERATIVE DOCUMENTS" means this Lease, the Acceptance Certificate and the Guaranty.

                  "OPTIONAL MODIFICATIONS" has the meaning given in Section 9.09(b) hereof.

                  "OTHER LEASE" means the Lease Agreement, dated as of the date hereof, between the Lessor and Lessee with respect to the Other Aircraft.

                  "OTHER AIRCRAFT" means that certain de Havilland Dash 8-103 aircraft, manufacturer's serial number 357, as further identified in the Other Lease.

                  "OVERDUE RATE" has the meaning given in Exhibit B hereto.

                  "PARTS" means all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than Engines or engines or Propellers or propellers) which may from time to time be incorporated or installed in or attached to the Airframe or any Engine or Propeller or so long as title thereto shall remain vested in Lessor in accordance with Section 9.05 after removal therefrom.

                  "PERMITTED LIENS" means (i) Lessor's Liens; (ii) the respective rights of Lessor and Lessee as provided herein; (iii) the rights of others under agreements or arrangements to the extent expressly permitted in
Section 9.10 hereof; (iv) Liens for Taxes either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings conducted in due diligence, so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Airframe or any Engine or Propeller; (v) material suppliers', mechanics', workers', repairers', employees' or other like liens arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings conducted in due diligence, so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Airframe or any Engine or Propeller; and (vi) Liens arising out of judgments or awards against Lessee with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith (and for the payment of which adequate reserves have been provided) and there shall have been secured a stay of execution pending such appeal or proceeding for review.

                  "PERSON" means any natural person, corporation, partnership, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

                  "PROPELLER" means (i) any or all of the propellers identified and described in Exhibit A, whether or not from time to time installed on an Engine or any other engine; (ii) any propeller that may from time to time be substituted, pursuant to Section 9.10 or 13.02 of this Lease, for such Propeller; and (iii) any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as such title thereto shall remain vested in Lessor in accordance with the terms of Section 9.05 of this Lease after removal from such propeller. Each such propeller is capable of absorbing 750 or more rated takeoff shaft horsepower or the equivalent thereof.

                  "REGISTRY" means, at any time that the FAA is the Aeronautical Authority, the FAA and, at any time that the FAA is not the Aeronautical Authority, the registry maintained in the country of registration of the Aircraft during the Term to register and record ownership of and other interests in aircraft.

                  "RENT" means Basic Rent and Supplemental Rent.

                  "RENT PAYMENT DATE" means each day on which an installment of Basic Rent is due throughout the Term as set forth in Exhibit B hereto.

                  "REPLACEMENT ENGINE" means an engine of the same or an improved model (and manufactured by the same manufacturer) as an Engine being replaced pursuant to Section 13.02 hereof, which is suitable for installation and use on the Airframe without materially impairing the value or utility of the Airframe and having a time and Cycle status, modification status, value, condition and utility at least equal to the Engine it is replacing (assuming such Engine was in the time status, modification status, condition and repair required by the terms hereof immediately prior to being replaced).

                  "REPLACEMENT PROPELLER" means a propeller of the same or an improved model (and manufactured by the same manufacturer) as a Propeller being replaced pursuant to Section 13.02 hereof, which is suitable for installation and use on an Engine and the Airframe and having a time and Cycle status, modification status, value, condition and utility at least equal to the Propeller that it is replacing (assuming such Propeller was in the time and Cycle status, modification status, value, condition and repair required by the terms hereof immediately prior to being replaced).

                  "REQUIRED MODIFICATION" has the meaning given in Section 9.09(a) hereof.

                  "RETURN LOCATION" has the meaning given in Section 10.01 hereof.

                  "SELLER" means de Havilland Corporation.

                  "SERVICE BULLETINS" means service bulletins issued by the Manufacturer or any other manufacturer or vendor setting forth Alert and other service procedures applicable to the Aircraft or any Engine or Propeller.

                  "STANDARD CERTIFICATE OF AIRWORTHINESS" means the certificate of airworthiness issued by the Aeronautical Authority.

                  "STIPULATED LOSS VALUE" has the meaning given in Exhibit B hereto.

                  "SUPPLEMENTAL RENT" means all monetary amounts, liabilities and obligations (other than Basic Rent) that Lessee assumes or agrees to pay or requires any other person to pay under any Operative Documents to Lessor or others, including, without limitation, indemnity payments, requisition proceeds and Stipulated Loss Value.

                  "TAX" means all license, documentation and registration fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever together with any penalties, additions to tax, fines or interest thereon, (including, without limitation, income, gross receipts, rental, turnover, occupation, sales, use, excise, value added, personal property (tangible and intangible) and other taxes imposed by any federal, state or local or governmental taxing authority in the United States or any foreign government or taxing authority.

                  "TERM" has the meaning given in Exhibit B hereto.

                  SECTION 2.  AGREEMENT TO LEASE: TERM

                  2.01 LEASING OF AIRCRAFT.

                  Subject to the terms and conditions hereof and to the purchase of the Aircraft by Lessor pursuant to the Aircraft Sale Agreement, Lessor agrees to lease the Aircraft to Lessee hereunder on the Delivery Date, such leasing to be evidenced by Lessee executing and delivering the Acceptance Certificate hereunder, and (to the extent that it has not already done so) executing and delivering all documents or certificates and taking such other actions as are required by Lessor to be executed and delivered or taken on or before the Delivery Date pursuant to the terms of any Operative Document.

                  2.02 ACCEPTANCE.

                  Subject to the terms and conditions hereof and of the other Operative Documents to which Lessee or Guarantor is a party, Lessee hereby agrees to lease the Aircraft from Lessor hereunder on the Delivery Date, and (to the extent that it has not already done so) taking the following action:

                  (a) Execute and deliver to Lessor the Acceptance Certificate; and

                  (b) Execute and deliver all other documents and certificates, and take all other actions as are required to be executed and delivered or taken by Lessee on or before the Delivery Date pursuant to the terms of any Operative Document to which Lessee or Guarantor is a party.

                  2.03 DELIVERY OF AIRCRAFT.

                  The Aircraft shall be delivered for purposes of this Lease at Great Falls, Montana, or at a mutually agreed location, which shall be in a jurisdiction that is intended to avoid any sales, use, transfer and other similar taxes payable upon the purchase and lease of the Aircraft. The Lessee shall be obligated to accept delivery of the Aircraft pursuant to this Lease, at the time and place and in the condition, AS IS, WHERE IS, that the Lessor shall be obligated to take delivery of the Aircraft pursuant to the Aircraft Sale Agreement; provided, that the Aircraft satisfies the Delivery Conditions set forth in Schedule I to Exhibit A hereto, in which connection, the execution and delivery of the Acceptance Certificate shall, as between Lessor and Lessee, constitute conclusive evidence that the Aircraft satisfies such conditions without prejudice, however, to any claim Lessor or Lessee may have against Seller or any Manufacturer.

                  2.04 TERM.

                  Except as otherwise provided herein, the Aircraft shall be leased for the Term, which shall commence on the Delivery Date.

                  SECTION 3. CONDITIONS PRECEDENT.

                  3.01 CONDITIONS PRECEDENT TO LESSOR'S OBLIGATIONS.

                  The Lessor's obligation to Lease the Aircraft to Lessee hereunder is subject to the prior satisfaction, as determined by Lessor, of the following conditions precedent, including the determination by Lessor that each document, certificate, opinion or other writing referred to below is in form and substance satisfactory to Lessor:

                  (a) Lessor shall have purchased the Aircraft pursuant to the Aircraft Sale Agreement and each condition precedent therein to Lessor's obligation to purchase the Aircraft shall have been satisfied.


                  (b) the Letter of Credit shall have been established and delivered to Lessor.

                  (c) Lessor shall have received the following:

                  (i) the Chattel Paper counterpart of the Lease, duly executed by Lessee;

                  (ii) the Acceptance Certificate, duly executed by Lessee;

                  (iii) original copies of the other Operative Documents, each duly executed by each of the parties thereto;

                  (iv) evidence that the Lessor has been duly registered with the FAA as owner of the Aircraft, or that application for such registration has been duly filed;

                  (v) evidence that the Lease and FAA Bill of Sale have been duly filed for recordation with the FAA;

                  (vi) evidence that "precautionary" or other financing statements or other instruments covering the Lease and Aircraft have been duly filed in a form acceptable to Lessor under the Uniform Commercial Code or other applicable law of all jurisdictions in which Lessor reasonably deems it necessary or desirable in order to perfect and protect its interest in the Aircraft;

                  (vii) copies of the resolutions of the boards of directors of Lessee and of the Guarantor approving the execution, delivery and performance by the Lessee and the Guarantor of the Lease and other Operative Documents to which either is a party, certified by the Lessee's and Guarantor's secretaries, together with such other evidence of corporate action as Lessor shall reasonably request;

                  (viii) certificates of the Lessee's and Guarantor's secretaries certifying as to the incumbency and signatures of the persons authorized to execute and deliver the Lease and other Operative Documents;

                  (ix) copies, certified by the Lessee's and Guarantor's secretaries, of Lessee's and Guarantor's charter documents and bylaws;

                  (x) a certificate signed by an officer of Lessee to the effect that no default or event which, with notice or the lapse of time, or both, would constitute a default has occurred and is continuing or will exist under any of the Operative Documents to which Lessee or Guarantor is a party upon delivery of the Aircraft to the Lessee hereunder and that the representations and warranties of Lessee in this Agreement are true and correct with the same force and effect as if made on and as of the Delivery Date;

                  (xi) certificates of corporate good standing for Lessee and Guarantor;

                  (xii) an insurance report of an independent insurance broker and certificates of insurance as to Lessee's due compliance with the terms of
Section 8 of this Lease;

                  (xiii) opinions from Char Sakamoto Ishii Lum & Ching, counsel for Lessee and Guarantor, addressed to Lessor and covering such matters incident to the transactions hereto as Lessor may reasonably request;

                  (xiv) an opinion of McAfee & Taft, special FAA counsel, addressed to Lessor and covering such matters incident to the transactions hereto as Lessor may reasonably request;

                  (xv) a letter from CT Corporation Systems accepting appointment as Lessee's and Guarantor's agent for service of process in California;

                  (xvi) a copy of Lessee's Air Operator Certificate; and

                  (xvii) a copy of the Summary of Lessee's Aeronautical Authority approved Maintenance Program.

                  (d) No material adverse change in Lessee's or Guarantor's financial or operational condition or its ability to meet its obligations under the Operative Documents shall have occurred, as determined by Lessor, since September 30, 1997.

                  (e) No change shall have occurred in Applicable Law after the date of this Agreement that in the opinion of Lessor would make it illegal or inadvisable to consummate the transactions contemplated hereunder.

                  (f) Lessor shall have received the first Basic Rent payment and the Security Deposit.

                  (g) Lessee shall have paid the fees and expenses of Lessor's FAA counsel as to which invoices have been presented to Lessee and any other expenses payable by Lessee pursuant to this Lease as to which invoices have been presented to Lessee, which invoices are then due and owing.

                  (h) Lessee and Guarantor shall have taken such other actions, or delivered such other documents, as may be reasonably requested by Lessor in connection with the transactions contemplated herein.

                  3.02 CONDITIONS PRECEDENT TO LESSEE'S OBLIGATIONS.

                  The Lessee's obligations to Lessor hereunder are subject to the prior satisfaction of the following conditions precedent:

                  (a) Lessee shall have received copies of the following:

                  (i) original copies of the Operative Documents, each duly executed by the parties thereto;

                  (ii) copies of the resolutions of the Board of Directors of Lessor approving the execution, delivery and performance by the Lessor of this Lease and any other Operative Documents to which the Lessor is a party, certified by the Lessor's secretary, together with such other evidence of corporate action as Lessee may reasonably request; and

                  (iii) a certificate of the Lessor's Secretary certifying as to the incumbency and signatures of the persons authorized to execute and deliver the Lease and any other Operative Documents to which the Lessor is a party.

                  SECTION 4. LESSEE'S REPRESENTATIONS AND WARRANTIES.

                  Lessee represents and warrants to Lessor on the date hereof and on the Delivery Date as follows:

                  4.01 DUE ORGANIZATION, STANDING ETC.

                  Each of Lessee and Guarantor is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation and has the power and authority to enter into and to perform its obligations under the Operative Documents to which either is a party. Each of Lessee and Guarantor is duly qualified and in good standing in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would adversely effect Lessee's or Guarantor's ability to perform its obligations under the Operative Documents to which it is a party.

                  4.02 OPERATIVE DOCUMENTS.

                  The Operative Documents to which each is a party have been duly authorized, executed and delivered by Lessee and Guarantor, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding agreements of Lessee and Guarantor, enforceable in accordance with their respective terms.

                  4.03 NO CONFLICT; CONSENT.

                  The execution and delivery by Lessee and Guarantor of the Operative Documents to which either is a party are not, and the performance by Lessee and Guarantor of their respective obligations under each will not be, inconsistent with its charter or bylaws or other organizational documents, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to it, and do not and will not contravene the provisions of, or constitute a default or result in the creation of any Lien upon any property of Lessee or Guarantor under any indenture, mortgage, contract, agreement or other instrument to which either is a party or by which either is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or under any federal, state or local governmental authority or agency in the United States or any foreign country, except such as has been obtained, given or accomplished.

                  4.04 GOVERNMENTAL CONSENTS.

                  Neither the execution and delivery of any of the Operative Documents to which Lessee or Guarantor is a party nor performance of any of the transactions contemplated thereby by either Lessee or Guarantor, or, to the knowledge of Lessee, Lessor, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to the Aeronautical Authority or any other governmental authority or agency, including any judicial body, in the United States or any other country, except for the filings for recording and registration with the Registry referred to in Section 3.01(c)(iv) and (v) hereof and the other filings and consents referred to in Section 3.01(c)(vi) and (xvi) hereof.

                  4.05 NO ADVERSE AGREEMENTS.

                  Neither Lessee nor Guarantor is a party to any agreement or instrument or subject to any charter or any corporate restriction which, if performed in accordance with its terms, would materially and adversely affect Lessee's or Guarantor's financial condition, business or operations or the ability of Lessee or Guarantor to perform its obligations under any of the Operative Documents to which it is a party.

                  4.06 NO DEFAULTS OR VIOLATIONS.

                  Neither Lessee nor Guarantor is in default under any mortgage, deed of trust, indenture or other instrument or agreement to which it is a party or by which it or any of its properties or assets may be bound, or in violation of any Applicable Law, which default or violation would have a material adverse effect on the financial condition, business or operations of Lessee or Guarantor or its ability to perform any of its obligations under any of the Operative Documents to which it is a party.

                  4.07 LITIGATION.

                  Except as the Lessee has otherwise disclosed to the Lessor in writing on or before the date hereof there are no pending or threatened actions, proceedings or investigations (or any basis therefore known to Lessee) that would either individually or in the aggregate materially and adversely affect the financial condition, business or operations of Lessee or Guarantor or the ability of Lessee or Guarantor to perform its obligations under any of the Operative Documents to which it is a party.

                  4.08 NO EVENT OF DEFAULT.

                  No event exists attributable to Lessee's or Guarantor's acts or omissions which, upon delivery and leasing of the Aircraft hereunder, would be an Event of Default or Default.

                  4.09 FINANCIAL STATEMENTS.

                  The consolidated audited financial statements of the Guarantor and its Affiliates delivered to Lessor, each prepared in accordance with generally accepted accounting principles and practices, fairly present the financial position of the Guarantor and its Affiliates as of the dates covered thereby. Since the date of such financials there has been no material adverse change in the overall financial condition, business or operations of the Guarantor and its Affiliates..

                  4.10 CHIEF EXECUTIVE OFFICE.

                  The chief executive office of Lessee and its records with respect to the Aircraft are located at 99 Kapalulu Place, Honolulu, Hawaii, 96819.

                  4.11 FILINGS MADE.

                  Except for the filing and recording of the Lease with the Registry, the "precautionary" UCC Financing Statement in Hawaii and Delaware and the filings referred to in the opinion required by Section 3.01(c)(xiv) hereof, no further action (including filing any financing statement in respect thereof under the Uniform Commercial Code of any applicable jurisdiction) is necessary in order to establish and perfect Lessor's interest in the Aircraft and Lease in any jurisdiction in the United States or elsewhere.

                  4.12 CERTIFICATE.

                  Lessee holds an air carrier operating certificate issued by the U.S. Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code.

                  SECTION 5. LESSOR'S REPRESENTATIONS AND WARRANTIES.

                  Lessor represents and warrants to Lessee on the date hereof and on the Delivery Date as follows:

                  5.01 DUE ORGANIZATION, STANDING ETC.

                  Lessor is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation and has the power and authority to enter into and to perform its obligations under the Operative Documents to which it is a party. Lessor is duly qualified and in good standing in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would adversely effect Lessor's ability to perform its obligations under the Operative Documents to which it is a party.

                  5.02 OPERATIVE DOCUMENTS.

                  The Operative Documents to which Lessor is a party have been duly authorized, executed and delivered by Lessor, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding agreements of Lessor, enforceable in accordance with their respective terms.

                  SECTION 6. COVENANTS OF LESSEE.

                  From the Delivery Date and until the return of the Aircraft pursuant to Section 10 hereof, Lessee covenants to Lessor that Lessee shall:

                  6.01 AIR OPERATOR'S CERTIFICATE.

                  Maintain its Air Operator's Certificate and any other required licenses and permits from the Aeronautical Authority and any other governmental authority having jurisdiction required to enable Lessee to carry passengers in common carriage.

                  6.02 FINANCIAL AND OTHER INFORMATION TO BE SUPPLIED.

                  Furnish to Lessor:

                  (a) as soon as possible and in any event within 10 days after the occurrence of an Event of Default, an Officer's Certificate setting forth in detail the nature of such Event of Default and the action which Lessee proposes to take with respect thereto;

                  (b) as soon as available, and in any event within 60 days after the end of each of the first three fiscal quarters in each fiscal year of Guarantor, consolidated balance sheets of Guarantor and its Affiliates as of the end of such quarter and related statements of income and shareholders' equity and changes in financial condition of Guarantor and its Affiliates for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period in such other preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by a financial officer of Guarantor as having been prepared in accordance with generally accepted accounting principles and practices, together with detailed information regarding any Event of Default as may have occurred in the relevant period and the action taken or proposed to be taken with respect thereto;

                  (c) as soon as available, and in any event within 90 days after the end of each fiscal year of Guarantor, a copy of the annual report for such year for Guarantor and the affiliated group of which Guarantor is a member on a consolidated basis, including therein consolidated balance sheets of Guarantor as of the end of such fiscal year and related statement of income, shareholders' equity and changes in financial condition of Guarantor and its Affiliates for such fiscal year, in comparative form with the preceding fiscal year, in each case certified by independent certified public accountants of national standing as having been prepared in accordance with generally accepted accounting principles and practices consistently applied (except as noted therein; PROVIDED that any changes in accounting principle or practices must be disclosed by such accountants), together with detailed information regarding any Event of Default as may have occurred in the relevant period and the action taken or proposed to be taken with respect thereto;

                  (d) from time to time, such other information relating to its financial, operational or business affairs or conditions as Lessor may reasonably request by written notice including, but not limited to, correspondence with any Manufacturer and with Lessee's insurance carriers or brokers.

                  6.03 EXISTENCE.

                  At all times maintain its corporate existence and do or cause to be done all things necessary to preserve and keep in full force and effect its corporate rights, powers, privileges and franchises except for any corporate right, power, privilege or franchise that it determines is no longer necessary or desirable in the conduct of its business as a common carrier for the commercial transport of passengers and the loss of which will not materially adversely affect or diminish the rights of Lessor under the Operative Documents.

                  6.04 INSPECTION RIGHTS; RECORDS.

                  (a) Permit any duly authorized representative or designee of Lessor (which may be a manufacturer's representative, an outside consultant or representative of Lessor or of a lender secured by the Aircraft) to inspect the Aircraft, to examine Lessee's technical books and Aircraft records, to take memoranda and extracts therefrom and to make copies thereof, and to discuss the affairs, finances and accounts of Lessee. Such inspections shall be at Lessor's expense unless an Event of Default exists, in which case inspections shall be at Lessee's expense. Unless an Event of Default exists, such inspections may only take place at any reasonable time. Lessee shall notify Lessor in writing when "C" and "D" Checks, if Lessee shall no longer be utilizing the de Havilland Equalized Maintenance Program, are scheduled to take place and if Lessee shall be utilizing the de Havilland Equalized Maintenance Program, when structural inspections required by the Maintenance Program and not included in the de Havilland Equalized Maintenance Program are scheduled to take place and if Lessor advises Lessee in writing that it or its designee will be inspecting during such check, the parties will use reasonable efforts to coordinate regarding the exact time and place thereof. Lessee shall also provide Lessor, quarterly, with scheduling information regarding the performance of the various segments of the de Havilland Equalized Maintenance Program required to be performed or performed during each such quarter and if Lessor advises Lessee in writing that it or its designee will be inspecting during such segments, the parties will use reasonable efforts to coordinate regarding the exact time and place thereof.

                  (b) Maintain or cause to be maintained at all times records adequate to identify the Aircraft and to disclose its location, use and maintenance.

                  6.05 PAYMENT OF TAXES AND CLAIMS.

                  Pay when due all Lessee's Taxes, assessments and other liabilities except as contested in good faith and by appropriate proceedings, provided that adequate reserves have been established with respect thereto to the extent required by generally accepted accounting principles as established in the United States.

                  6.06 NOTICE OF LITIGATION.

                  Give prompt written notice to Lessor of any litigation or governmental proceeding pending or, to its knowledge, overtly threatened against Lessee or Guarantor which, if determined adversely to Lessee, might materially adversely affect the financial condition of Lessee or adversely affect the ability of Lessee or Guarantor to perform its obligations under the Operative Agreements to which either is a party.

                  6.07 MERGER.

                  Not, without prior written consent of Lessor, merge into or with any Person, or be acquired by any Person, or sell or agree to sell all or substantially all of its assets (whether directly or through a series of transactions) unless (a) the successor to Lessee or purchaser in such transaction enters into an agreement acceptable to Lessor to assume all obligations of Lessee under the Operative Documents unless such successor or purchaser succeeds to such obligations by operation of law and provides an opinion of counsel acceptable to Lessor with respect thereto in form and substance acceptable to Lessor and (b) such transaction shall not give rise to a Default or Event of Default; provided, however, the written consent of Lessor shall not be required if such successor or purchaser shall be an Affiliate of Guarantor of which Guarantor is the owner of all of the outstanding capital stock or other ownership interests and the consolidated net worth of the Guarantor and its Affiliates after giving effect to such transaction shall be equal to or greater than such net worth immediately prior to giving effect to such transaction.

                  6.08 CHIEF EXECUTIVE OFFICE.

                  Lessee shall provide Lessor with not less than 30 days prior written notice of any change in its chief executive office or office where records pertaining to the Aircraft are kept, if moved, to any place or location outside of the State of Hawaii and will file such financing statements or other filings as may be reasonably requested by Lessor with respect to such change.

                  6.09 CERTIFICATE.

                  Lessee shall maintain the certificate described in Section
4.12.

                  SECTION 7. PAYMENTS

                  7.01 RENT.

                  During the Term, Lessee shall pay Basic Rent as follows:

                  (a) BASIC RENT. On each Rent Payment Date during the Term, Lessee shall pay to Lessor Basic Rent with respect to the Aircraft in the amount and as provided in Exhibit B hereto.

                  (b) REPORTS. At least quarterly during the Term and on the 10th day of the first calendar month following termination of the Term, Lessee shall deliver to Lessor internally generated reports setting forth the number of Flight Hours and Cycles flown by the Airframe and each Engine during the preceding calendar quarter.

                  7.02 NET LEASE; NO SET-OFF OR DEDUCTIONS.

                  This Lease is a net lease, and Lessee acknowledges and agrees that Lessee's obligation to pay all Rent and the rights of Lessor in and to such Rent shall be ABSOLUTE AND UNCONDITIONAL UNDER ALL CIRCUMSTANCES and shall not be subject to any abatement, reduction, set-off, defense, counterclaim or recoupment ("ABATEMENTS") for any reason whatsoever, including without limitation, Abatements due to any present or future claims of Lessee against Lessor under this Lease or otherwise or against the Seller, and Manufacturer or against any other Person for whatever reason. Except as otherwise expressly provided herein, this Lease shall not terminate for any cause, nor shall the obligations of Lessee be affected, by reason of any invalidity of title or any defect in the title, condition, design, merchantability or fitness for use of, or operation of the Aircraft or any Engine or Propeller or Part thereof as a result of damage to, or any loss, or destruction of the Aircraft or any Engine or Propeller or any Part thereof from whatsoever cause, or the interference with the use thereof by Lessor or any Person, the invalidity or unenforceability of this Lease or any other Operative Document, the insolvency, bankruptcy or reorganization of any Person, or for any other cause, whether similar or dissimilar to the foregoing, any present or future law or regulation to the contrary notwithstanding. Lessee hereby waives, to the extent permitted by Applicable Law, any and all rights which it may now or hereafter have, by statute or otherwise, to terminate, cancel, quit or surrender the Lease and the leasing thereunder of the Aircraft, it being the express intention of Lessor and Lessee that all Rent payable by Lessee hereunder shall be, and continue to be, payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease. Notwithstanding the foregoing, Lessee shall retain separate rights of action with respect to any present or future claims against Lessor under this Lease.

                  7.03 IMMEDIATELY AVAILABLE FUNDS.

                  All Rent shall be paid by wire transfer in immediately available funds by 1:00 p.m. San Francisco, California time on the day in question to the Lessor at the account listed on Exhibit B hereto or at such other account as shall be designated in writing by Lessor to Lessee. Funds not received by such time on such day shall be deemed to have been received on the next Business Day. If any Rent is due on a day which is not a Business Day, it shall be due on the next succeeding Business Day. All payments hereunder shall be in United States Dollars.

                  7.04 SUPPLEMENTAL RENT; OVERDUE RENT.

                  Lessee also agrees to pay to Lessor or to whomsoever shall be entitled thereto any and all Supplemental Rent when the same shall become due and owing, and in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity in the case of nonpayment of Basic Rent. Without limitation of the foregoing, Lessee shall pay interest at the Overdue Rate on any payment of Rent not paid when due hereunder for the period in which such Rent remains overdue and not paid.

                  7.05 RESERVED.

                  7.06 GROSS UP.

                  All Rent shall be paid free and clear of, and without deduction for, any taxes, levies, imposts, charges, duties, fees or withholdings of any nature whatsoever now or hereafter imposed by or within any governmental authority or pursuant to any governmental rule or regulation or any administrative subdivision or taxing authority thereof or therein, respectively, unless Lessee is compelled by law to deduct or withhold such taxes, levies, imposts, charges, duties or fees, in which event Lessee shall pay such additional amounts as shall result in the effective receipt by Lessor of the Rent due to Lessor or any other Person had no such deduction or withholding been made.

                  SECTION 8. LIMITATION OF LESSOR'S LIABILITY

                  LESSOR LEASES THE AIRCRAFT HEREUNDER "AS-IS", "WHERE-IS" AND LESSOR HAS NOT MADE, AND SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, CONDITION, DESIGN, OPERATION, MERCHANTABILITY, OR FITNESS FOR USE OR PARTICULAR PURPOSE OF THE AIRCRAFT, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT, OR AS TO ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT, INCLUDING, WITHOUT LIMITATION, ANY LIABILITY IN TORT, OBLIGATION OR LIABILITY ARISING FROM NEGLIGENCE, STRICT LIABILITY, ANY IMPLIED WARRANTY FROM COURSE OF PERFORMANCE OR DEALING OR USAGE OR TRADE, OR LOSS OR INTERRUPTION OF USE, PROFIT, OR BUSINESS, OR OTHER CONSEQUENTIAL DAMAGES, except that on the Delivery Date, Lessor (a) warrants that the Aircraft shall be free of Lessor's Liens and (b) agrees that it will not directly or indirectly create, incur, assume or suffer to exist any Lessor's Lien on or with respect to the Airframe or any Engine or Propeller.

                  SECTION 9. USE OPERATION AND MAINTENANCE

                  9.01 GENERAL.

                  Lessee, at its own cost and expense shall (i) service, repair, maintain and overhaul or cause the same to be done to the Airframe and each Engine and Propeller under the Maintenance Program in the same manner and with the same care as used by Lessee with similar aircraft and engines and propellers operated by Lessee and so as to keep the Airframe and each Engine and Propeller in as good operating condition as when delivered to the Lessee hereunder, ordinary wear and tear excepted, and (ii) maintain the Manuals and Technical Records in the English language in accordance with the Maintenance Program.

                  9.02 OPERATION AND USE.

                  (a) Lessee agrees not to operate or locate the Airframe or any Engine or Propeller, or suffer the Airframe or any Engine or Propeller to be operated or located by any other Person, in any area (i) excluded from coverage by any insurance policy required to be maintained hereunder with respect to the Airframe or Engines or Propellers or (ii) in any recognized or threatened area of hostilities. Lessee agrees not to operate the Airframe or any Engine or Propeller, or suffer the Airframe or any Engine or Propeller to be operated by any other Person (1) unless the Airframe and Engine and Propeller are covered by insurance as required by the provisions of Section 12 hereof or (2) contrary to the terms of such insurance as required by the provisions of Section 12 hereof.

                  (b) Lessee agrees not to (i) operate the Airframe or any Engine or Propeller except in a passenger configuration, in commercial. operations for which Lessee is duly authorized by the Aeronautical Authority or
(ii) use the Aircraft for a purpose for which the Aircraft is not designed or reasonably suitable. Lessee will not maintain, use or operate the Aircraft in violation of any Applicable Law, or contrary to any manufacturer's operating manuals or instructions.

                  9.03 MAINTENANCE IN GENERAL.

                  Lessee agrees that until the Aircraft is redelivered to Lessor pursuant to Section 10, it has the sole obligation to, and shall maintain and repair or to cause to be maintained and repaired the Airframe and the Engines and Propellers under Lessee's Aeronautical Authority approved maintenance program as in effect on the Delivery Date as the same may be amended from time to time in accordance with the second sentence of this paragraph with respect to the Airframe and the Engines and Propellers (the "Maintenance Program") and so as to keep them in as good a condition as on the Delivery Date, ordinary wear and tear excepted. If any material changes (including without limitation, time limit changes) shall be made to such Maintenance Program, including without limitation, any change from the de Havilland Equalized Maintenance Program, Lessee shall give Lessor not less than 30 days' advance written notice thereof and no such changes shall be implemented until approved by the Aeronautical Authority. Included within the obligation of maintenance and repair is the obligation and affirmative undertaking by Lessee to replace or cause to be replaced from time to time all unserviceable or defective Parts, to the extent required to cause the Aircraft to be in an airworthy condition in all respects, and covered by a valid Certificate of Airworthiness at all times.

                  9.04 SPECIFIC ITEMS OF MAINTENANCE.

                   Lessee agrees that maintenance and repairs shall include, but shall not be limited to, the following specific items:

                  (a) to perform or have performed in accordance with the Maintenance Program all routine maintenance work, including on-line maintenance on the Aircraft, and to ensure that all such maintenance shall be in accordance with the regulations and directives of the Aeronautical Authority. Lessee shall cause all maintenance and repairs to be performed at repair facilities approved by the Aeronautical Authority;

                  (b) to maintain or cause to be maintained all Aircraft documentation, including, without limitation, the Manuals and Technical Records, in compliance with Aeronautical Authority regulations and in up-to-date status (if necessary, through manufacturers' revision service) and to make these available for review by Lessor on reasonable notice at Lessee's principal maintenance base;

                  (c) if required by Aeronautical Authority regulations, to notify the Manufacturer promptly (with a copy to Lessor) of any modifications or configuration changes to the Airframe which would have a material effect on or be a material change to the type design and/or the manuals relating to the Airframe (such as flight, operations and maintenance); and

                  (d) on Lessor's request to furnish Lessor promptly with copies of any written communications with manufacturers with respect to material defects or malfunctions of the Aircraft.

                  9.05 PARTS.

                  (a) Lessee, at its own cost and expense, will promptly replace all Parts that may from time to time become unserviceable, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, Lessee may remove any Parts, whether or not unserviceable, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that Lessee shall replace such Parts as promptly as practicable with replacement parts. All replacement parts shall be made by the same manufacturer and shall be of the same or an improved model number and modification status or substitutes (whether or not the same manufacturer is involved) approved by the Aeronautical Authority and normally used by Lessee, shall be free and clear of all Liens except Permitted Liens and shall be in as good operating condition as, and shall have a value, utility and a remaining useful life at least equal to that of the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof.

                  (b) Except as provided in Section 9.05(d), all Parts at any time removed from the Airframe or any Engine or Propeller shall remain the property of Lessor and subject to this Lease, no matter where located, until such time as such Parts shall be replaced by parts that have been incorporated or installed in or attached to such Airframe or Engine or Propeller and that meet the requirements for replacement Parts specified in clause (a) of this
Section 9.05. Immediately upon any replacement part becoming incorporated or installed in or attached to such Airframe or Engine or Propeller as provided in clause (a) hereof, without further act, (i) title to such replacement part shall thereupon vest in Lessor and it shall become a Part for all purposes hereof to the same extent as the Part originally incorporated or installed in or attached to such Airframe or Engine or Propeller; and (ii) title to the replaced Part shall thereupon vest in Lessee, free and clear of all rights of Lessor and free and clear of Lessor Liens (other than Lessor Liens arising out of events occurring after the transfer which are not attributable to actions of the Lessor or omissions by the Lessor of actions which the Lessor is legally obligated to take) and such replaced Part shall no longer be deemed a Part hereunder.

                  (c) Title to all parts incorporated or installed in or attached or added to the Airframe or any Engine or Propeller as the result of any alteration, modification or addition effected by Lessee shall, without further act, vest in Lessor and become subject to this Lease and such part shall be deemed to be a Part for all purposes hereof.

                  (d) Lessee may remove Parts which Lessee determines in its reasonable judgment to be obsolete or no longer suitable or appropriate for use by Lessee on the Airframe or any Engine or Propeller ("Obsolete Parts"), PROVIDED that (i) such removal is being applied by Lessee on a fleet-wide basis and does not discriminate against the Aircraft and (ii) removal of any such Part shall not diminish the fair market value, utility or remaining useful life of the Airframe or such Engine or Propeller, or materially impair the condition or impair the airworthiness thereof, below the fair market value, utility, condition, airworthiness or remaining useful life thereof immediately prior to such removal assuming the Airframe or such Engine or Propeller was then of the fair market value and utility and in the condition and airworthiness required to be maintained by the terms of this Lease.

                  9.06 AIRWORTHINESS DIRECTIVES.

                  (a) Lessee agrees to carry out or cause to be carried out in accordance with the requirements thereof on the Aircraft any airworthiness directive or any other mandatory regulation or directive ("Airworthiness Directive") which the Aeronautical Authority from time to time may issue and which becomes due during the Term or if later prior to return of the Aircraft to the Lessor pursuant to Section 10. All Airworthiness Directives shall be timely accomplished in accordance with all applicable bulletins and manuals published by the Manufacturer of the Airframe or Engines or Propellers or Parts or data approved by the Aeronautical Authority to the extent the same are incorporated in or by reference into the Airworthiness Directive.

                  (b) Title to any parts installed on the Aircraft pursuant to an Airworthiness Directive issued after the Delivery Date shall vest in Lessor free and clear of any Liens except Permitted Liens and such parts shall be deemed to be Parts for all purposes hereof.

                  (c) Lessee shall pay the cost of complying with all Airworthiness Directives.

                  9.07 SERVICE BULLETINS: NONDISCRIMINATION.

                  Lessee agrees, at its sole cost and expense to incorporate Service Bulletins into the Aircraft which Lessee has accomplished on 30% of it's Aircraft fleet during the Term of this Lease. It is not the intent of the parties that the Aircraft shall be discriminated from the rest of the Lessee's Aircraft fleet in Service Bulletin compliance or other maintenance, provided, however, the foregoing shall not be interpreted to expand Lessee's obligations beyond the express requirements of Section 10 and Exhibit "F".

                  9.08 CORROSION CONTROL.

                  Lessee shall carry out such work as may be required for the control of corrosion, including without limitation, periodic inspections by penetration of fuel tanks, periodic inspection and clean-up under galleys, forward and aft cargo pit areas and lavatories, periodic treatment of all mild corrosion and correcting of all moderate and severe or exfoliation corrosion in accordance with the Maintenance Program.

                  9.09 MODIFICATIONS.

                  (a) Lessee, at its own expense, shall make such alterations and modifications in and additions to the Airframe or any Engine or Propeller as may be required to be made from time to time by Applicable Law during the Term regardless upon whom such requirements are, by their terms, nominally imposed ("Required Modifications").

                  (b) Lessee shall not, without Lessor's prior written consent, make any major modifications, alterations or additions (collectively, "Optional Modifications") to the Aircraft, other than Required Modifications, including, without limitation, Optional Modifications which will result in changes to the Aircraft structure or performance, or which could adversely affect spare parts, interchangeability or irreplaceability.

                  (c) NOTWITHSTANDING ANY OTHER PROVISION OF THIS LEASE, NO OPTIONAL MODIFICATION SHALL BE MADE WHICH HAS THE EFFECT OF DECREASING THE UTILITY, VALUE OR REMAINING USEFUL LIFE OF THE AIRCRAFT OR ADVERSELY AFFECTING ITS AIRWORTHINESS OR USE FOR TRANSPORTING PASSENGERS OR CARGO IN COMMERCIAL SERVICE.

                  (d) All Modifications shall be accomplished at Lessee's expense and only by a Person approved by the FAA. Lessee shall provide copies of all drawings and data to be used by Lessee in accomplishing such Optional Modifications for Lessor's consent prior to such work.

                  9.10 POSSESSION; SUBLEASING EQUIPMENT SUBSTITUTION.

                  Lessee shall not sublease the Aircraft or otherwise in any manner deliver, relinquish or transfer possession of the Airframe or any Engine or Propeller to any Person or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe or install any Propeller, or permit any Propeller to be installed, on any engine other than an Engine or permit any other Person to do any of the foregoing during the Term, without the prior written consent of Lessor, PROVIDED, HOWEVER, that so long as Lessee shall comply with the provisions of Section 12 hereof, Lessee, without the prior written consent of Lessor (except as specified below) may:

                  (a) deliver possession of the Airframe or an Engine or Propeller to the Manufacturer thereof for testing or other similar purposes or to any qualified organization for service, repair, maintenance or overhaul work on such Airframe or such Engine or Propeller or for alterations or modifications in or additions to such Airframe or such Engine or Propeller, to the extent required or permitted by the terms of this Lease;

                  (b) with the prior consent of Lessor, subject any Engine or Propeller to normal interchange or pooling agreements or arrangements, entered into with any Certificated Air Carrier consented to in advance of such arrangement in writing by the Lessor (a "Permitted Air Carrier"), provided that
(i) no such agreement or arrangement contemplates or requires the transfer of title to such Engine or Propeller; and (ii) if Lessor's title to any Engine or Propeller shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine or Propeller and Lessee shall comply with Section 13 hereof in respect of such Engine or Propeller;

                  (c) install an Engine on an airframe owned by Lessee free and clear of all Liens, except (i) Permitted Liens, and (ii) those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety), and (iii) those created by the rights of other Permitted Air Carriers under normal interchange or pooling agreements or arrangements customary in the airline industry which do not contemplate, permit or require the transfer of title to such engines installed thereon; or

                  (d) install an Engine on an airframe leased to Lessee or owned by Lessee subject to a conditional sale or other security agreement, PROVIDED that (i) such airframe is free and clear of all Liens except (A) the rights of the parties to the lease, conditional sale or other security agreement and (B) Liens of the type permitted by clause (c) above, and (ii) such lease, conditional sale or other security agreement effectively provides that such Engine shall not become subject to the Lien of such lease, conditional sale or other security agreement, notwithstanding the installation thereof on such airframe in. which particular connection, a provision contained in such lease, conditional sale or other security agreement substantially to the effect of clause (e) of this Section
9.10 shall be deemed to so effectively provide;

PROVIDED that the rights of a transferee who receives possession by reason of a transfer permitted by this Section 9.10 shall be subject and subordinate to all the terms of this Lease and the rights of the Lessor hereunder to repossess such property and any such arrangement shall expressly state it is so subordinate or contain a provision substantially to the effect of clause (e) of this Section 9.10, and Lessee shall remain primarily liable hereunder for the performance of all of the terms of this Lease to the same extent as if such transfer had not occurred.

                  (e) The Lessor agrees, for the benefit of the Lessee and any mortgagee or holder of any other security interest in any engine (other than an Engine) or propeller (other than a Propeller) owned by the Lessee, any lessor of any engine (other than an Engine) or propeller (other than a Propeller) leased to the Lessee and any conditional vendor of any engine (other than an Engine) or propeller (other than a Propeller) purchased by the Lessee subject to a conditional sale agreement or any other security agreement, that no right, title to or interest in any such engine or propeller shall be exercised or asserted by the Lessor and the Lessor acknowledges and confirms that it will not acquire any right, title or interest to or in any such engine or propeller as a result of its installation on the Airframe.

                  9.11 REPAIRS.

                  Any repair to the Aircraft accomplished prior to return of the Aircraft to Lessor pursuant to Section 10 hereof shall be accomplished where applicable pursuant to the appropriate Manufacturer's repair manual instructions (if any) and the Maintenance Program. All such repairs, inclusive of corrosion control repairs, are to be documented and mapped identifying the location, dimensions and repair procedure.

                  9.12 AIRCRAFT RECORDS.

                  All records maintained by Lessee prior to return of the Aircraft pursuant to Section 10 hereof relating to the location, service, inspection, maintenance, modification, repair and overhaul of the Airframe, Engines and Parts installed therein, will at all times be maintained in accordance with all applicable requirements of the Aeronautical Authority and any other governmental authority having jurisdiction with respect thereto and shall be kept current, up to date, in English, accurate and complete.

                  9.13 WARRANTIES.

                  Lessor agrees that during the Term, so long as no Default or Event of Default has occurred and is continuing, Lessee shall have the right to enforce all manufacturer and vendor warranties with respect to the Aircraft, PROVIDED, HOWEVER, that (i) all such rights shall immediately revert to the Lessor upon expiration of the Term or upon the occurrence and continuance of a Default or Event of Default, (ii) Lessee shall not attempt to enforce any such warranties by legal proceedings without Lessor's approval and (iii) Lessee shall indemnify Lessor and each other Indemnitee against any Impositions with respect to any warranties or enforcement of warranties pursuant to Section
16.01 hereof and (iv) Lessor makes no warranties or representations whatever to Lessee as to the existence or enforceability of any such warranties. Lessee agrees that it shall maintain the Aircraft in such a manner so as not to knowingly void any available warranties.

                  9.14 AIRPORT CHARGES.

                  Lessee shall as the same become due, pay and discharge, or procure the payment and discharge of any and all charges, fees, taxes, imposts and levies of whatsoever nature which are incurred by Lessee or Lessee's sublessees in the course of the operation of the Aircraft under this Lease or of any other aircraft under the management or control of Lessee or Lessee's sublessees, including without limitation all charges of airport authorities (whether relating to landing fees, parking fees, handling charges or otherwise), all charges imposed by air navigation authorities whatsoever and all charges of aviation authorities whether relating to navigation or otherwise and will upon written request therefore by Lessor supply evidence of payment of any such charges.

                  9.15 RIGHT TO INSPECT.

                  The Lessor or its designee(s) shall have the right, but not the obligation, after ten (10) Business Days written notice to the Lessee, periodically to inspect the Aircraft, Technical Records and Manuals, for condition and compliance with this Lease. Except as otherwise provided in
Section 6.04, such inspections shall be at the cost of the Lessor.

                  9.16 REPORTING.

                  Lessee agrees to provide to the Lessor no less frequently than quarterly such operational data as may be requested by the Lessor to maintain a record of the Aircraft maintenance and parts status including the Engines, Propellers and landing gear.

                  SECTION 10.      RETURN OF AIRCRAFT

                  10.01 RETURN.

                  At the end of the Term or upon termination of this Lease pursuant to Section 15 hereof, Lessee, at Lessee's expense, shall return the Aircraft to Lessor at an airport located in the western continental United States selected by Lessor (the "Return Location"). The Aircraft at the time of its return shall be free and clear of all Liens other than Lessor's Liens. At the time of return of the Aircraft to Lessor, Lessor shall execute a return acceptance certificate (the "Return Acceptance Certificate") in the form attached hereto as Exhibit E.

                  10.02 CONDITION OF AIRCRAFT.

                  The Aircraft at the time of its return to Lessor shall have been maintained and repaired in accordance with the Maintenance Program and this Lease, and shall meet the requirements set forth in Exhibit F hereof.

                  10.03 BOROSCOPE INSPECTION.

                  A boroscope inspection shall be performed by Lessor at Lessee's expense at the time of the Aircraft's return to Lessor and Lessee shall provide evidence satisfactory to Lessor reflecting the correction of any discrepancies found during such inspection and determined not to have been in compliance with the Maintenance Program.

                  10.04 HISTORICAL RECORDS; TREND MONITORING DATA.

                  If the Engine historical and maintenance records or trend monitoring data indicate a rate of acceleration in performance deterioration of any Engine which is outside of the parameters permitted by the Pratt & Whitney maintenance manual, Lessee shall, prior to the Aircraft's return, correct or cause to be corrected such conditions which are determined to have caused such increased deterioration, such correction to be made in compliance with the Pratt & Whitney maintenance manual.

                  10.05 INSPECTION.

                  (a) During the last twelve (12) months of the Term, Lessor, from time to time, may wish to make the Aircraft available for inspection to designated representatives or technical teams evaluating the Aircraft for use after the Term. Lessor agrees to give Lessee not less than 10 Business Days' advance written notice of such inspection and Lessee agrees to cooperate fully with Lessor's requests in making the Aircraft and the Manuals and Technical Records available to such authorized technical teams and Lessor agrees that such requests will be reasonable and will be coordinated with Lessee so as to minimize disturbance to Lessee's operations and its personnel, provided, however, the parties agree that such inspections shall be scheduled in such manner that scheduled flights shall not be delayed or cancelled.

                   (b) The Aircraft (including the Manuals and Technical Records to be returned therewith as set forth in this Section 10 and Exhibit F) shall be made available to Lessor or its designee for ground inspection by Lessor or its designee at Lessee's facilities or where the heavy maintenance check or its equivalent, if required by Exhibit F hereto, is being performed, while such heavy maintenance check or its equivalent is being performed. Lessee shall remove the Aircraft from scheduled service and open the areas of the Aircraft as required by the Maintenance Program for such heavy maintenance check, and shall allow Lessor or its designee to accomplish its inspection in order to determine that the Aircraft (including the Manuals and Technical Records) is in the condition required by the provisions of this Section 10 and Exhibit F hereto. Lessee shall promptly correct any discrepancies from the condition required by the provisions of this Section 10 and Exhibit F hereto which are observed during such inspection.

                  10.06 OPERATIONAL GROUND CHECK.

                  Promptly after completion of any corrections required under
Section 10.05(b) above, Lessee shall conduct an operational ground check in accordance with the requirements of the Maintenance Program and shall correct any discrepancies disclosed by such check.

                  10.07 OPERATIONAL CHECK FLIGHT.

                  Promptly after completion of all corrections required under
Section 10.05 and 10.06 above, the Aircraft shall be check flown by Lessee at Lessee's risk and expense, using qualified flight personnel, for not more than two (2) hours on a noncommercial flight, for the purpose of demonstrating to Lessor the satisfactory operation of the Aircraft and its equipment and systems. If no major discrepancy is found, the Aircraft may proceed to the Return Location. Lessor's representatives may participate in such flight as observers. Lessee's pilot shall be in command of the Aircraft. Such flight shall be flown using de Havilland's operational check flight procedures sufficient to demonstrate the proper operation of all systems for normal passenger use. Upon completion of such operational check flight, the representatives of Lessee and Lessor participating in such flight shall agree in writing upon any discrepancies in such Aircraft required to be corrected by Lessee in order to comply with the provisions of this Section 10 and Exhibit F hereto and Lessee shall promptly correct or cause to be corrected at Lessee's expense any such discrepancies. If any of the discrepancies referred to in Sections 10.05 and 10.06 or 10.07 continue to persist, Lessor may (but shall not be obligated to) accept delivery of the Aircraft and apply the procedure set forth in Section 10.9 for such discrepancies.

                  10.08 ACCEPTANCE.

                  Unless otherwise mutually agreed, the operational check flight shall take place at the location in the United States where the final maintenance to put the Aircraft into the required return condition is being performed ("Maintenance Location"). Upon completion of the operational check flight or after Lessee has corrected the discrepancies as required to comply with this Section, the Aircraft shall be technically accepted at the Maintenance Location and be ferried by Lessee at its risk and expense, including accumulation of Basic Rent, to the Return Location. To the extent possible, the operational check flight will be combined with the ferry flight to the Return Location. Lessee shall remedy or correct any defects or deficiencies that may be discovered during such flight.

                  10.09 DEFERRED DISCREPANCY CORRECTION.

                  Any discrepancies found during the ground inspection, operational ground check and operational check flight set forth in Sections 10.05, 10.06 and 10.07 above, which were not corrected by Lessee prior to return of Aircraft to Lessor, may be corrected by Lessor or its designee after return of the Aircraft and Lessee shall reimburse Lessor for all reasonable direct costs and expenses paid by Lessor or its designee for accomplishing such discrepancy corrections. Lessee shall pay Lessor or its designee for all such costs and expenses incurred within 10 days of the date of receipt of an invoice therefor.

                  10.10 FLIGHT COST.

                  All flights pursuant to Section 10.07 and 10.08 shall be made at Lessee's expense and Lessee shall pay for any and all reasonable costs associated with such flights including, but not limited to, costs for crew, oil, airport fees, insurance, takeoff/landing fees, airway communication fees, ground handling fees and customs duties, if any. All obligations and risks with respect to the Aircraft under this Lease or otherwise shall be Lessor's from and after technical acceptance by Lessor under Section 10.08, except as otherwise expressly provided herein.

                  10.11 INDEMNIFICATION.

                  Section 16 hereof shall apply to all activity pursuant to this
Section 10 and shall cover Lessor's representatives with regard to the return of the Aircraft.

                  10.12 INSURANCE.

                  To the extent not covered by the existing insurance certificates, with respect to Lessee's aviation liability insurance, Lessee shall (i) cause Lessor to be named as an additional insured under Lessee's aviation liability insurance policies to the extent of Lessee's undertaking set forth in Section 10.11 and (ii) shall furnish to Lessor not later than 7 Business Days prior to the start of Lessor's ground inspection of the

Aircraft certificates from Lessee's aviation liability insurance carriers in a form reasonably satisfactory to Lessor stating the limits and terms of Lessee's liability insurance coverage, and showing that Lessor has been named as an additional insured and specifically referring to Section 10.11. With respect to Lessee's hull insurance, Lessee shall (i) cause Lessee's hull and war risk insurance carriers to waive all rights of subrogation against Lessor and Lender to the extent of Lessee's undertaking set forth in Section 10.11 and (ii) shall furnish to Lessor, not later than 7 Business Days prior to the start of Lessor's ground inspection on the Aircraft, certificates from Lessee's hull and war risk insurance carriers in a form acceptable to Lessor (such approval not to be unreasonably withheld), stating that such carriers have so waived all rights of subrogation against Lessor and specifically referring to Section 10.11.

                  10.13 MANUALS AND TECHNICAL RECORDS.

                  (a) Lessee shall return to Lessor, at the time the Aircraft is returned to Lessor, all of the Manuals and Technical Records and other data previously provided to Lessee at delivery as described in Exhibit D hereto, as updated and maintained by Lessee through the date of return of the Aircraft subject to retention time limits of the Aeronautical Authority. In addition, Lessee shall also provide Lessor at the time the Aircraft is returned to Lessor, all records, documents, manuals, authorizations, drawings and data in English which were developed or caused to be developed by Lessee or required by the Aeronautical Authority, updated and maintained by Lessee for the Aircraft and through the date of return of the Aircraft in an accurate and correct condition.

                  (b) All Manuals and Technical Records which have been supplied by Lessor to Lessee shall be returned in accordance with United States FAA F.A.R. 91.417 and 121.380.

                  10.14 SERVICE BULLETIN KITS.

                   All vendors' and manufacturers' Service Bulletin kits ordered and received by Lessee at the time of redelivery of the Aircraft and which Lessee obtained free of charge from such vendors or manufacturers for the Aircraft but not installed therein shall be returned with the Aircraft, as part of the Aircraft at the time of return, free of charge to Lessor and shall be loaded by Lessee on board the Aircraft as cargo.

                  10.15 LESSEE'S SPECIAL EXTERIOR MARKINGS.

                   At the time of the return of the Aircraft* Lessee shall paint over exterior markings painted on such Aircraft by Lessee and the area where such markings were painted over shall be refurbished by Lessee as necessary to blend in with the surrounding surface. In the event that, notwithstanding Lessee's obligation to do so, Lessee does not remove such markings, Lessor shall have no obligation to remove such markings prior to the sale, lease, or other disposition of the Aircraft by Lessor after its return; however, if Lessor elects to remove such markings, Lessee shall pay Lessor's reasonable direct costs and expenses paid for such removal within 10 days of the date of Lessor's invoice therefor.

                  10.16 OWNERSHIP.

                  Any documents, equipment and any other items returned to Lessor pursuant to this Section 10 which are not already owned by Lessor shall thereupon become the property of Lessor.

                  10.17 STORAGE UPON RETURN.

                  Upon request of Lessor received at least 30 days prior to the end of the Term, Lessee will store the Aircraft at its expense in Honolulu, Hawaii for a period not exceeding 60 days. Lessee shall at its expense maintain liability and hull insurance with respect to the Aircraft during such storage period that meet industry standards for a stored aircraft and Lessor shall be named an additional insured and loss payee under such insurance.

                  SECTION 11. TITLE; REGISTRATION; LIENS

                  11.01 TITLE.

                  Lessee acknowledges that during the Lease Term full legal title to the Aircraft shall remain vested in Lessor notwithstanding the possession and use thereof by Lessee, and Lessee shall take all actions, subject to Section 18, where applicable, at its expense that Lessor may reasonably require to evidence the interest of Lessor in the Aircraft or to protect such interest against the claims of any other Person (other than claimants under Lessor Liens). Lessee shall not attempt to hold itself out as having any power to sell or dispose of the Aircraft or any Engine or Propeller.

                  11.02 REGISTRATION; FILINGS; REGISTRATION.

                  (a) The Aircraft shall be registered at the FAA in the name of Lessor throughout the Term and Lessee shall not do, and shall further use its best endeavors to ensure that no third party (except with regard to Lessor Liens) does, any act or thing which might prejudice or cancel such registration.

                  (b) Lessee shall take or cause to be taken, at Lessee's cost and expense, such actions as are necessary or requested by Lessor and appropriate to maintain, so long as this Lease is in effect, (i) registration of the Aircraft at the FAA, in the name of the Lessor including, without limitation, the filing of all reports and applications and the payment of all fees and (ii) maintaining the ownership interest of Lessor in the Aircraft, provided, however, the foregoing shall not be deemed to impose upon Lessee any obligation with respect to Lessor Liens. Lessee shall take such actions at Lessee's expense as are necessary or reasonably requested by Lessor to maintain the perfection of any security interest that may be claimed to be created by this Lease, including without limitation, the recording, filing, re-recording, and refiling of this Lease, any other Operative Document, any financing statements or other instruments. Lessee shall take no action adversely affecting the due registration of the Aircraft with the FAA in the name of the Lessor.

                  11.03 LIENS.

                  Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Airframe or any Engine or Propeller other than Permitted Liens. Lessee promptly, at its own expense, shall take such action as may be necessary to duly discharge any Lien other than a Permitted Lien if the same shall arise at any time and shall indemnify Lessor with respect to any charge or cost incurred in connection with such Lien.

                  11.04 NOTICE OF OWNERSHIP.

                  As soon as practicable after the Delivery Date but in any event within 5 Business Days of the Delivery Date, Lessee shall affix in a reasonably prominent position on the flight deck or cockpit, and on each of the Engines, a reasonably legible notice which shall be provided by Lessor, reading as follows:

                      "[WILLIS LEASE FINANCE CORPORATION],
                                Owner and Lessor,
                     Leased to ALOHA ISLANDAIR, INC., Lessee"

Once affixed as aforesaid, such notice shall not be defaced, covered or removed during the Term, unless the Lessor instructs Lessee by notice hereunder to change such notice. Lessee will not allow the name of any person other than Lessor or a lender designated in writing by Lessor to be placed on the Airframe or any Engine or Propeller as a designation that might be interpreted as a claim of ownership or any security or other interest therein.

                  SECTION 12. INSURANCE.

                  On or before the Delivery Date and until the Aircraft is returned to Lessor in accordance with Section 10 hereof, Lessee, at its cost and expense, shall obtain, maintain and keep in full force and effect the following insurance with respect to the Aircraft (Lessor recognizes that such insurances may not cover the Manuals and Technical Records), carried with insurers and re-insurers of recognized standing who normally participate in aviation insurances in the leading international insurance markets:

                  12.01 ALL-RISK INSURANCE.

                  All-risk hull, ground and flight insurance on the Aircraft (with flight, taxiing and ingestion coverages) in an amount not less than the Stipulated Loss Value. Such hull insurance shall cover Engines or engines, Propellers or propellers and Parts temporarily removed from the Airframe pending installation of the same or similar Engines, engines, Propellers or propellers or Parts on the Airframe in an amount not less than their replacement cost.

                  12.02 WAR RISK INSURANCE.

                  War risk and allied perils insurance on the Aircraft in an amount not less than the Stipulated Loss Value covering the perils of:

                  (a) war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power, or attempts at usurpation of power;

                  (b) strikes, riots, civil commotions or labor disturbances;

                  (c) any act of one or more persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage therefrom is accidental or intentional;

                  (d) any malicious act or act of sabotage;

                  (e) confiscation, nationalization, seizure, restraint, detention, appropriation, requisition of title or use by or under the order of any government (whether civil, military or de facto) or public or local authority other than the government or any public or local authority of the country of registration; and

                  (f) hijacking or any unlawful seizure or wrongful seizure or wrongful exercise of control of the Aircraft or crew in flight (including any attempt at such seizure or control) made by any person or persons on board this Aircraft acting without the consent of Lessee.

                  12.03 LIABILITY INSURANCE.

                  Public liability insurance for a combined single limit of not less than the amount set forth in Exhibit B hereto for public liability insurance, which shall:

                  (a) include public liability insurance, passenger liability insurance and property damage liability insurance; and

                  (b) provide that all the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each such insured.

                  12.04 DEDUCTIBLES AND SELF INSURANCE.

                  Any insurance carried in accordance with this Section 12 may contain a provision for a deductible or self insurance in an amount not to exceed the amount set out in Exhibit B hereto as the permitted insurance deductible.

                  12.05 ADDITIONAL REQUIREMENTS; LOSS PAYMENT.

                  The insurance required under this Section 12 shall be provided on an agreed value basis and the policies shall, where applicable:

                  (a) name Lessor and each other Insured Party as additional insureds as its interests may appear;

                  (b) provide that the insurance shall not be invalidated by any action or inaction by Lessee or any other Person and insure the interest of Lessor and each other Insured Party regardless of any breach or violation by Lessee. or any other Insured Party of any warranty, declaration or condition contained in such policies;

                  (c) provide that the insurers shall waive any right of subrogation against Lessor and any other Insured Party;

                  (d) provide that in the event of separate insurance being arranged to cover the all-risk hull insurance and the war risk and allied perils insurance, the underwriters subscribing to such insurance agree to a 50/50 claim funding arrangement in the event of any dispute as to which insurance is applicable;

                  (e) be of the type usually carried by major airlines owning and operating similar aircraft, engines and propellers, and covering risks of the kind customarily insured against by such airlines;

                  (f) be primary and without right of contribution from other insurance which may be available to Lessor and any other Insured Party;

                  (g) provide that Lessor and each other Insured Party shall have no liability for premiums, commissions, calls or assessments with respect to such policies; and

                  (h) subject to Section 12.09 hereof, name Lessor (or any lender or other assignee designated by Lessor) as sole loss payee and provide that losses will be adjusted with such loss payee to the extent of coverage required herein by Section 12.

                  (i) contain a "cut through" clause satisfactory to Lessor.

                  12.06 NO SET-OFF.

                  Each insurance policy to be maintained under this Section 12 shall contain a waiver of any right of the insurers to any set-off or counterclaim or any other deduction against Lessee, and Lessor and each other Insured Party other than with respect to unpaid premiums then due and owing with respect to the Aircraft (and not any other aircraft).

                  12.07 NOTICE OF MATERIAL ALTERATION OR CANCELLATION.

                  Each insurance policy to be maintained under this Section 12 shall provide that no cancellation or lapse of coverage for nonpayment of premium or otherwise, and no substantial change of coverage which adversely affects Lessor or any other Insured Party shall be effective as to Lessor or any other Insured Party until not less than thirty (30) days (seven (7) days in the case of war risk policies) after issuance to Lessor or such other Insured Party (as the case may be) of written notice from the insurers of such cancellation, lapse or change.

                  12.08 APPLICATION OF CERTAIN INSURANCE PROCEEDS.

                  As among Lessor and Lessee, any payments received under policies of insurance required to be maintained by Lessee pursuant to Sections
12.01 or 12.02, shall be applied as follows:

                  (a) if such payments are received with respect to loss or damage (including an Event of Loss with respect to an Engine or Propeller) not constituting an Event of Loss with respect to the Airframe, such payments shall be paid over to Lessee or at Lessee's election, to the repair facility jointly with Lessee, upon performance by Lessee of the Lessee's repair obligations or (if applicable) replacement obligations under this Lease pursuant to Section
13.02 hereof to the reasonable satisfaction of Lessor and, where appropriate, Lessor shall issue any necessary payment orders with respect to such payments;

                  (b) if such payments are received with respect to an Event of Loss with respect to the Aircraft, so much of such payments as shall not exceed the amount required to be paid by Lessee pursuant to Section 13.01 hereof shall be applied by Lessor in reduction of Lessee's obligation to pay such amount if not already paid by Lessee, and to reimburse Lessee if it shall have paid all or part of such amount; and the balance, if any, of such payments shall be paid over to or retained by Lessee.

                  12.09 INSURANCE FOR OWN ACCOUNT.

                  Nothing in this Section 12 shall prohibit Lessee, Lessor or any other Insured Party (in that order of priority should insurance capacity in excess of the insurances required in this Section 12 be limited as to availability or amount), at its cost, from obtaining insurance for its own account and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto, provided that no such insurance may be obtained which would limit or otherwise adversely affect the coverage or payment of any insurance required to be obtained or maintained pursuant to this Section 12.

                  12.10 CERTIFICATES AND REPORTS.

                  Lessee shall furnish to Lessor and any other Insured Party not later than the Delivery Date certificates of insurance satisfactory to Lessor and such other Insured Party and a report signed by a firm of independent insurance brokers satisfactory to Lessor and such other Insured Party, such report stating the opinion of such firm that the insurance then carried and maintained on the Aircraft complies with the terms of this Section 12. Lessee will prior to the renewal dates of the insurance policies required pursuant to this Section 12 (but in any event prior to the cancellation, lapse or expiration of such insurance policies) provide additional certificates and a report to Lessor and any other Insured Party meeting the terms of the preceding sentence. Lessee will cause such firm to advise Lessor and any other Insured Party (of which such firm has actual knowledge) in writing promptly of any default in the payment of any premium and of any other act or omissions on the part of Lessee of which they have knowledge and which would in such firm's opinion invalidate or render unenforceable, in whole or in any material part, any insurance on the Aircraft. Lessee will also cause such firm to advise
Lessor and any other Insured Party in writing at least thirty (30) days (seven
(7) days in the case of war risk insurance) prior to the termination or cancellation of, or material adverse change in, such insurance carried and maintained on the Aircraft pursuant to this Section 12.

                  SECTION 13. LOSS, DAMAGE OR REQUISITION

                  13.01 AN EVENT OF LOSS OF AIRFRAME.

                  (a) Upon the occurrence of an Event of Loss with respect to the Aircraft during the Term, Lessee shall give Lessor written notice of such Event of Loss as soon as is practicable but in no event later than ten (10) Business Days after such occurrence. Lessee shall thereafter pay or cause to be paid to the Lessor in immediately available funds upon the earlier of (i) receipt of insurance proceeds with respect to such Event of Loss or (ii) 60 days following the Event of Loss, an amount equal to (A) the Basic Rent, if any, due and payable pursuant to the terms of Section 7.01 and Exhibit B hereto due on or before such date of payment, PLUS (B) all unpaid Supplemental Rent (other than Stipulated Loss Value) due on or before such date of payment, PLUS
(C) the Stipulated Loss Value for the Aircraft determined as of the date of payment.

                  (b) In the event of a payment in full of the Stipulated Loss Value for the Aircraft and other Rent payable as provided in Section 13.01(a) above, (i) this Lease and the obligations of Lessee to pay Basic Rent and Supplemental Rent shall terminate; and (ii) Lessor shall convey to Lessee all of Lessor's right, title and interest, AS-IS, WHERE-IS WITHOUT RECOURSE OR WARRANTY, EXPRESS OR IMPLIED except for a warranty against Lessor's Liens, in and to (1) the Airframe and Engines and Propellers and (2) all claims for damage to the Airframe and Engines and Propellers, if any, against third persons arising from the Event of Loss (unless any insurance carrier requires that such claims be assigned to it).

                  13.02 ENGINE OR PROPELLER LOSS.

                  Upon the occurrence during the Term of an Event of Loss with respect to an Engine or Propeller not then installed on the Airframe or an Event of Loss with respect to an Engine or Propeller installed on the Airframe not involving an Event of Loss with respect to the Airframe, Lessee shall give Lessor and Lender written notice thereof as soon as is practicable but in no event later than ten (10) Business Days after such occurrence and shall within 45 days of the occurrence of such Event of Loss and on at least 5 days' prior written notice to Lessor substitute a Replacement Engine for such Engine or a Replacement Propeller for such Propeller. In such event, immediately upon the effectiveness of such substitution on the date set forth in such notice and without further act, (i) title to the Replacement Engine or Replacement Propeller shall thereupon vest in Lessor (subject only to Permitted Liens),
(ii) title to the replaced Engine or Propeller shall thereupon vest in Lessee, in AS-IS, WHERE-IS CONDITION, free and clear of all rights of Lessor and free and clear of Lessor Liens (other than Lessor Liens arising out of events occurring after the transfer which are not attributable to actions of the Lessor or omissions by the Lessor of actions which the Lessor is legally obligated to take) and shall no longer be deemed an Engine or Propeller hereunder, and (iii) such Replacement Engine or Replacement Propeller shall become subject to this Lease and be deemed part of the Aircraft for all purposes hereof to the same extent as the Engine or Propeller originally installed on or attached to the Airframe. Upon such substitution, Lessee shall execute and deliver to Lessor such bills of sale, opinions and other documents and instruments as Lessor shall reasonably request by notice hereunder to evidence the interest of Lessor and conveyance to Lessor of good and marketable title to such Replacement Engine or Replacement Propeller. Upon such substitution, (x) Lessor shall execute and deliver to Lessee such bills of sale and other documents and instruments, prepared at Lessee's expense, as Lessee shall reasonably request to evidence such transfer and vesting of title in and to the replaced Engine or Propeller in Lessee, free and clear of all rights of Lessor and (y) Lessee shall receive all insurance proceeds and proceeds in respect of any Event of Loss causing such replacement. No Event of Loss with respect to an Engine or Propeller under the circumstances contemplated by this
Section 13.02 shall result in any reduction of Lessee's obligations to pay Rent hereunder. Lessee agrees that it shall at all times during the Term maintain or cause to be maintained one (1) Engine, or other aircraft engine and one (1) Propeller or other aircraft propeller suitable and available for use on the Airframe and/or the airframe included with the Other Aircraft.

                  13.03 PAYMENTS FROM GOVERNMENTAL AUTHORITIES FOR REQUISITION OF TITLE OR USE.

                  (a) Any payments on account of an Event of Loss (other than insurance proceeds or other payments the application of which are provided for in this Section 13, or elsewhere in this Lease, as the case may be) received at any time by Lessor or by Lessee from any governmental authority or other Person will be applied as follows:

                     (i) if such payments are received with respect to an Engine or Propeller, such payments shall be paid over to, or retained by, the Lessor, and upon completion of (or, if requested by Lessee, simultaneously with) Lessee's replacement obligation, shall be paid over to, or retained by, Lessee; and

                     (ii) if such payments are received with respect to the
                  Aircraft, (A) so much of such payments as shall not exceed the Stipulated Loss Value and any other amount required to be paid by Lessee pursuant to Section 9.01 hereof, shall be applied in reduction of Lessee's obligation to pay such Stipulated Loss Value and other amounts, to the extent not already paid by Lessee, and, to the extent already paid by Lessee shall be applied to reimburse Lessee for such payment,
                  (B) the balance, if any, of such payment remaining thereafter shall be retained by Lessor; and

                  (b) In the event of a requisition for use by any government, so long as it does not constitute an Event of Loss of the Airframe and the Engine or engines or Propellers or propellers installed thereon during the Term, Lessee shall promptly notify Lessor of such requisition and all Lessee's obligations under this Lease shall continue to the same extent as if such requisition had not occurred. Any payments received by Lessor or Lessee from such government with respect to such requisition shall be paid over to or retained by, Lessee.

                  13.04 APPLICATION OF PAYMENTS DURING EXISTENCE OF EVENT OF DEFAULT.

                  Any amount referred to in Section 13 or Section 12 hereof which is payable to Lessee shall not be paid to Lessee, or, if it has been previously paid directly to Lessee, shall not be retained by Lessee if at the time of such payment an Event of Default shall have occurred and be continuing, but shall be paid to and held by the Lessor as security for the obligations of Lessee under this Lease and/or applied to any unpaid Rent hereunder then due, and at such time as there shall not be continuing any such Event of Default, such remaining amount shall be paid over to Lessee.

                 SECTION 14. EVENT OF DEFAULT

                 Each of the following events shall be an Event of Default:

                 14.01 FAILURE TO MAKE PAYMENTS.

                 If Lessee or Guarantor shall fail to pay in full in the manner provided in, and at the place required by the terms of, Section 7 and Exhibit B hereof, any payment of Rent when due and such failure shall continue for five
(5) Business Days.

                 14.02 FAILURE TO OBTAIN OR MAINTAIN INSURANCE.

                 If Lessee fails to obtain or maintain any insurance pursuant to the provisions of Section 12 of this Lease or operates or locates or permits operation or location of the Aircraft in violation of Section 9.02 hereof.

                 14.03 FAILURE TO PERFORM OTHER OBLIGATIONS.

                 If Lessee or Guarantor fails to duly observe or perform any of its other obligations or agreements under any Operative Document and such failure shall not have been remedied within a period of ten (10) Business Days after delivery of written notice to Lessee or Guarantor, as the case may be, specifying the same from Lessor unless such failure is curable and Lessee or Guarantor, as the case may be, shall after the delivery of such notice, be diligently proceeding to correct such failure and shall in fact correct such failure within thirty (30) days after the delivery of such notice.

                 14.04 REPRESENTATIONS AND WARRANTIES UNTRUE.

                 If any representation or warranty made by Lessee in any Operative Document or in any document or certificate furnished to Lessor or Lender in connection therewith shall be untrue, inaccurate or incomplete in any material respect.

                 14.05 INSOLVENCY OR BANKRUPTCY.

                 (a) If Lessee or Guarantor shall become insolvent or shall generally not pay its debts as they mature or acknowledges that it cannot pay its debts as they mature or Lessee or Guarantor shall apply for, shall consent to, or acquiesce in the appointment of a trustee, custodian, liquidator or receiver of Lessee or Guarantor or its property; or, in the absence of such application, consent or acquiescence, a trustee, custodian, liquidator or receiver shall be appointed for Lessee or Guarantor by a court of competent jurisdiction or for a material part of its property; or any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against Lessee or Guarantor.

                 (b) If any bankruptcy, reorganization, dissolution or liquidation proceeding shall be instituted (i) by Lessee or Guarantor or (ii) against Lessee or Guarantor and not be vacated within 60 days of the initiation of such preceding.

                 14.06 LOSS OF REGISTRATION OR PROTECTION.

                 If the Aircraft is no longer registered in compliance with
Section 11.02(a) hereof.

                 14.07 LOSS OF LICENSE.

                 If Lessee shall fail to remain a Certificated Air Carrier or Lessee shall suspend all or substantially all of its airline operations or Lessee shall fail to retain a valid Air Operator's Certificate.

                 14.08 OTHER LEASE.

                 If an "Event of Default" (as defined therein) shall occur under the Other Lease or any other lease between the Lessor and the Lessee.

                 14.09 FINAL JUDGMENT.

                 Final judgment for the payment of money in excess of $500,000 or final judgments for the payment of money in excess of $500,000 in the aggregate shall be rendered against Lessee or Guarantor unless such judgment(s) shall have been stayed, insured against or adequate reserves for the payment thereof shall have been set aside in accordance with generally accepted accounting principles.

                 14.10 OTHER DEFAULT.

                 Any event of default shall have been declared under any agreement relating to Lessee's or Guarantor's debt or lease obligations in an amount exceeding $500,000 individually or in the aggregate (and determined, in the case of lease obligations, by the present value of the remaining lease payments).

                 14.11 CONTEST.

                 The existence, validity or enforceability of the rights of the Lessor under the Lease are contested by Lessee.

                 14.12 FAILURE TO MAINTAIN LETTER OF CREDIT.

                 If Lessee fails to deliver to Lessor and keep in full force and effect an acceptable Letter of Credit at the times and in the form and amounts required under Exhibit B hereto.

                 14.13 If, for any reason, the Guaranty ceases to be in full force and effect.

                 SECTION 15. REMEDIES

                 Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, Lessor, at its option, may declare this Lease to be in default; and at any time thereafter so long as Lessee shall not have remedied all outstanding Events of Default, Lessor may do, and Lessee shall comply with, one or more of the following with respect to all or any part of the Airframe and the Engines and Propellers, as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect:

                 (a) Cause Lessee, upon notice hereunder to Lessee by Lessor and at Lessee's expense, to, and Lessee shall, promptly return all or such part of the Airframe or the Engines or Propellers as Lessor may demand to Lessor at such location in the United States as selected by Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 10 hereof; or Lessor, at its option, may enter upon the premises where the Airframe or any or all Engines or Propellers are located or believed to be located and take immediate possession of and remove such Airframe or Engines or Propellers without the necessity for first instituting proceedings, or by summary proceedings or otherwise, in which connection, to the extent permitted by Applicable law, Lessee waives and agrees to waive any requirement that Lessor post any bond or other security in connection with any such proceedings, and Lessee shall comply therewith, all without liability to Lessor for or by reason of such entry or taking possession, whether for the restoration or damage to property caused by such taking or otherwise;

                 (b) Sell or otherwise dispose of any or all of the Aircraft, at public or private sale and with or without notice to Lessee or advertisement, as Lessor may determine or hold, use, operate, lease to others or keep idle all or any part of the Airframe or any Engine or Propeller as Lessor, in its sole discretion, may determine, in any such case free and clear of any rights of Lessee except as hereinafter set forth in this Section 15 and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto and the proceeds of any such sale shall be applied by Lessor to reduce Lessee's obligations under 15(d) below or otherwise due hereunder;

                 (c) Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a) or paragraph (b) above with respect to all or any part of the Aircraft, (i) if Lessor shall have succeeded in repossessing the Aircraft as a result of the exercise of such rights within thirty (30) Business Days following such declaration of default, Lessor shall have the right to recover from Lessee any amounts which may be then due and unpaid or which may become due for the use of the Aircraft (including, without limitation, any Basic Rent and other obligations accruing hereunder after the date of the occurrence of the Event of Default through the date the Lessor is revested with possession of the Aircraft as a result of the exercise of such rights) and also to immediately recover from Lessee any damages, costs and expenses, including reasonable Attorney's fees which Lessor shall have sustained by reason of such Event(s) of Default or any other breach by Lessee of its obligations hereunder; or (ii) if Lessor shall not have succeeded in repossessing the Aircraft as a result of the exercise of such rights within thirty (30) Business Days following such declaration of default, Lessor, by written notice to Lessee specifying a payment date not earlier than ten (10) days from the date of such notice, may demand that the Lessee pay to Lessor, and Lessee shall pay Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due for periods commencing on or after the payment date specified in such notice), any unpaid Basic Rent due for periods prior to the period commencing with the payment date specified in such notice, plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice: (aa) an amount equal to the excess, if any, of the Stipulated Loss Value for the Aircraft, computed as of the payment date specified in such notice, over the aggregate fair market rental value (computed as hereafter in this Section provided) of the Aircraft for the remainder of the scheduled Term, after discounting such aggregate fair market rental value to present worth using a discount rate equal to 1/2 of 1% per annum above the prime rate as announced from time to time by Citibank, N.A. in effect on the date of computation; or (bb) an amount equal to the excess, if any, of the Stipulated Loss Value for the Aircraft on the payment date specified as the payment date in such notice over the fair market sales value of the Aircraft (computed as hereafter in this Section provided) as of the payment date specified in such notice;

                 (d) In the event Lessor, pursuant to paragraph (b) above, shall have sold the Aircraft, Lessor, in lieu of exercising its rights under paragraph (c) above with respect to the Aircraft, may, if it shall so elect, demand that Lessee pay Lessor, and Lessee shall pay to Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due for periods commencing on or after such date of sale), any unpaid Basic Rent due for periods up to and including the period in which such sale occurs, plus the amount of any deficiency between the net proceeds of such sale (after deduction of all costs of sale including, without limitation, costs of overhaul, maintenance, broker's fees, preparation and moving to sale) and the Stipulated Loss Value; and/or

                 (e) Terminate this Lease as to the Airframe or any or all of the Engines or Propellers, or exercise any other right or remedy which may be available under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, provided, however, that this Lease shall be deemed to be terminated automatically and immediately upon the occurrence of any Event of Default under Section 14.05. In addition, Lessee shall be liable for any and all Rent due hereunder before or after any termination hereof, including all costs and expenses (including reasonable attorneys' fees and disbursements) paid by Lessor as a result of the occurrence of any Event of Default or the exercise of remedies with respect thereto including all costs and expenses incurred in connection with the return of the Airframe or any Engine or Propeller in accordance with the terms of
Section 10 hereof and such obligation shall survive any termination of the Lease. Except as otherwise expressly provided above, no remedy referred to in this Section 15 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other remedies. No express or implied waiver by Lessor of any Default or Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default.

                 For the purposes of paragraph (c) above, the "aggregate fair market rental value" or the "fair market sales value" of the Aircraft shall be the rental value or sales value, as the case may be, which would be obtained in an arm's-length transaction between an informed and willing lessee or purchaser, as the case may be, under no compulsion to lease or purchase, as the case may be, and an informed and willing lessor or seller, as the case may be, in each case based upon the actual condition and location of the Aircraft, which value shall be determined by mutual agreement or, in the absence of mutual written agreement, pursuant to an appraisal prepared and delivered in the United States by a nationally recognized firm of independent aircraft appraisers selected by Lessor. The cost of such appraisal shall be borne by Lessee.

                 (f) To the extent permitted by applicable law, Lessee waives any and all rights and remedies conferred upon a lessee by UCC Sections 2A-508 through 2A-522 (where applicable), including (without limitation) any rights to
(i) cancel or repudiate this Lease, (ii) reject or revoke acceptance of any Aircraft, (iii) recover damages from Lessor for breach of warranty or for any other reason, (iv) claim a security interest in any rejected property in Lessee's possession or control, (v) deduct from the Rent or other sums due and payable under this Lease all or any part of any claimed damages resulting from Lessor's alleged defaults under this Lease, (vi) recover from Lessor any general, special, incidental or consequential damages for any reason whatsoever, and (vii) specific performance, replevin or the like for the Aircraft. Lessee further waives its rights under Section 2A-401 and 2A-402 to suspend performance of any of its obligations under this Lease with respect to the Aircraft. Lessee waives any and all rights to notice and to a judicial hearing with respect to the repossession of the Aircraft by Lessor upon the occurrence of an Event of Default hereunder.

                 SECTION 16. INDEMNITIES AND EXPENSES

                 16.01 GENERAL INDEMNIFICATION AND WAIVER OF CERTAIN CLAIMS.

                 (a) INDEMNIFICATION. Lessee assumes liability for, and hereby agrees to indemnify, protect, save and keep harmless each Indemnitee from and against any and all liabilities, obligations, losses, damages, injuries, penalties, claims (including, without limitation, claims involving or alleging any Indemnitee's negligence and claims involving strict or absolute liability in tort), demands, actions, penalties, suits, costs, expenses and disbursements (including, without limitation, legal fees and expenses, consultation fees and costs of environmental investigation and remediation) of any kind and nature whatsoever (collectively, a "CLAIM") which may be imposed on, incurred by or asserted against an Indemnitee, whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person, in any way relating to or arising out of this Lease, any Operative Document to which Lessee or Guarantor is a party, or any other document contemplated hereby, or the performance or enforcement of any of the terms hereof or thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, sublease, possession, use, operation, maintenance, condition, registration, sale, return, storage or other disposition of each Aircraft or any Engine or Part thereof or any accident in connection therewith (including, without limitation, latent and other defects, whether or not discoverable and any claim for patent, trademark or copyright infringement), regardless of where, how and by whom operated, the failure of Lessee to perform or comply with any law or any provision of the Operative Documents to which Lessee or Guarantor is a party or the breach by Lessee of its obligations or representations and warranties hereunder or the failure of Lessee to comply with any law; provided, however, that Lessee shall not be required to indemnify any Indemnitee for any Claim in respect of any Aircraft arising from acts or events which occur prior to commencement of the Term of this Lease or after possession of such Aircraft has been re-delivered to Lessor in accordance with Section 10 hereof. Further provided that Lessee shall not be required to indemnify (i) an Indemnitee for any Claim resulting from acts which would constitute the willful misconduct or gross negligence of such Indemnitee, (ii) Lessor or its Affiliates for any Claim resulting from acts which would constitute the willful misconduct or gross negligence of any respective agent, director, employee or representative, if acting within the scope of their employment or duties, of Lessor or its Affiliates, or (iii) any other Indemnitee for any Claim resulting from acts which would constitute the willful misconduct or gross negligence of any agent, director, employee or representative, if acting within the scope of their employment or duties, of such Indemnitee.

                 (b) WAIVER OF CERTAIN CLAIMS. Lessee hereby waives and releases any Claim now or hereafter existing against any Indemnified Person arising out of death or personal injury to personnel of the Lessee, loss or damage to property of Lessee, or the loss of use of any property of Lessee, which may result from or arise out of the condition, use or operation of the Aircraft during the Term, including without limitation any latent or patent defect whether or not discoverable.

                 16.02 GENERAL TAX INDEMNITY.

                 (a) INDEMNITY. Lessee agrees to pay and to indemnify each Indemnitee for, and hold each Indemnitee harmless from and against, all license and registration fees, income, franchise, gross receipts, sales, use, excise (including without limitation, any excise tax imposed by the State of Hawaii), personal property, ad valorem, value added (except as indicated in subclause 16.02(a)(i) below), leasing, leasing use, stamp, documentary, landing, airport use or other taxes, and all levies, imposts, duties, charges, or withholdings of any nature, each of the foregoing together with any penalties, forfeitures, fines or interest thereon ("Impositions"), arising out of the transactions contemplated by this Lease and imposed against an Indemnitee, Lessee or the Aircraft or any part thereof by any Federal, state, local or foreign government or other taxing authority upon or with respect to the Aircraft or any part thereof or upon the sale, purchase, ownership, delivery, leasing, possession, use, operation, return, transfer or other disposition thereof or based on or measured by the rentals, receipts or earnings arising therefrom, or upon or with respect to this Lease. Notwithstanding the provisions of the above paragraph, Lessee's obligations under this Section 16.02 shall not include any of the following:

                   (i) Impositions on, based on, or measured by, net income of any Indemnitee (other than taxes in the nature of sales, use, property or value added tax but including within this exclusion, any value added tax, consumption tax or similar tax in the event such tax is enacted by a taxing jurisdiction, as a complete substitute or replacement of an Imposition on, based on, or measured by, net income as a revenue source for that jurisdiction), imposed by the United States of America or any United States federal taxing authority or imposed by any state or local political subdivision or taxing authority in any jurisdiction where the Lessor maintains an office or other place of business (and for this purpose the ownership or leasing of the Aircraft in any such jurisdiction shall not be deemed to constitute the maintenance of a place of business) and in which the Lessor would have been subject to taxation without regard to the transactions contemplated by this Lease;

                   (ii) any Impositions imposed as a result of a voluntary
              sale, transfer of title, mortgaging, pledging, financing, or other voluntary disposition by any Indemnitee of the Aircraft or part thereof or interest therein, or any interest in the Rent or part thereof or any interest in the Lease or part thereof, unless such sale, transfer, mortgage, pledge or disposition occurs by reason of the occurrence of a Default or an Event of Default or the exercise of Lessor's remedies under this Lease upon an Event of Default;

                   (iii) any Impositions imposed on any Indemnitee to the
              extent caused by the gross negligence or willful misconduct of such Indemnitee;

                   (iv) Impositions relating to the Aircraft or any part
              thereof, or interest therein, for any taxable period or portion thereof, relating to events occurring prior to commencement of the Term of this Lease or after the expiration of the Term of this Lease and the redelivery of the Aircraft in accordance with this Lease;

                   (v) indemnification of the Lessor, but without prejudice to the rights of indemnification of any other Indemnitee, with respect to any Impositions imposed as a direct result of the willful misconduct or gross negligence of the Lessor or its affiliates or, if acting within the scope of their employment or duties, of Lessor's officers, directors, employees, agents or representatives or as a direct result of a breach by Lessor of its express obligations under this Lease or as a direct result of an express representation or warranty given by Lessor in this Lease not being true and correct at the date when, or when deemed to have been, given or made;

                   (vi) indemnification of any lender to Lessor or any
              permitted successor or assign thereof, but without prejudice to the rights of indemnification of any other Indemnitee, (aa) with respect to any Impositions imposed on such lender, successor or assign as a direct result of its own willful misconduct or gross negligence or, if acting within the scope of their employment or duties, the willful misconduct or gross negligence of the officers, directors, employees, agents or representatives of such lender, successor or assign otherwise asserting the right to indemnification hereunder; or (bb) in the event any such lender, its successor or assign shall, in the course of the exercise of rights and remedies under the relevant security agreement or other assignment, exercise the rights and remedies of the Lessor under this Lease, (I) with respect to any Impositions imposed on such lender, successor or assign as a direct result of its own breach of its own obligations expressly undertaken in its own capacity (and not merely as successor in interest to Lessor under the relevant security agreement or other assignment); or (II) with respect to any Imposition imposed as a direct result of an express representation or warranty given by such lender, successor or assign in its own capacity (and not merely as successor in interest to Lessor under the relevant security agreement or other assignment) not being true and correct at the date when, or when deemed to have been, given or made; or

                   (vii) Impositions imposed on an Indemnitee by a taxing
              jurisdiction (other than the United States or any jurisdiction in which the Lessee is organized, maintains a place of business or from which the Lessee may make payments under this Lease or where the Aircraft may be located or operated) which would not have been imposed on such Indemnitee but for such Indemnitee engaging in transactions unrelated to the transactions contemplated by this Lease.

                  (b) Reports. In case of any report or return to be made with respect to any Imposition or possible Imposition, Lessee will either make such report or return in such manner as will show the ownership in Lessor of the Aircraft, and when requested by an Indemnitee send a copy of such report or return to the Indemnitee, or will notify the Indemnitee of such requirement and make such report or return in such manner as shall be satisfactory to the Indemnitee. Lessee shall, at its own expense, duly file all required reports and returns respecting all Impositions paid or indemnified against by Lessee pursuant to this Section 16.02 to the extent Lessee is permitted by Applicable Law to do so. If the same must be filed by an Indemnitee, Lessee will advise such Indemnitee of the necessity of filing the same and, in sufficient time before the same is due, furnish such Indemnitee with a completed copy thereof. Lessee shall hold each Indemnitee harmless from and against any liabilities, obligations, losses, damages, penalties, claims, actions, suits and costs arising out of any insufficiency or inaccuracy in any information in such report or return filed or supplied by Lessee, except to the extent that the same is attributable to an Indemnitee's failure to timely provide Lessee accurate information which Lessee has requested, in writing, with specificity and which Lessee needs to fulfill its reporting or return obligations, an Indemnitee's failure to timely and properly file returns which have been timely prepared by Lessee and timely delivered to such Indemnitee or with respect to which Lessee has provided such Indemnitee the necessary information which would enable such Indemnitee to do so. If actual notice is given by any authority to an Indemnitee that a report or return is required to be filed with respect to any such Impositions referred to in this Section 16.02 and Lessor has actual notice thereof, Lessor shall cause that Indemnitee to promptly notify Lessee of such required report or return. Lessor agrees to cause each Indemnitee to respond to any reasonable request, of which Lessor has actual notice, of Lessee for information within the control of such Indemnitee with respect to the filing of any such report or return. Lessee agrees to pay any reasonable costs, fees or other charges of independent counsel or independent accountants incurred by Lessor or such Indemnitee in connection with any such response or request contemplated by this subsection.

                  (c) Contests. If claim is made against an Indemnitee for any Imposition with respect to which Lessee has an obligation under this Section
16.02 and Lessor has actual notice thereof, Lessor shall cause such Indemnitee to promptly notify the Lessee but failure to so notify the Lessee shall not reduce the Lessee's obligations hereunder, except to the extent that Lessee is thereby precluded from contesting such claim or Imposition. If reasonably requested by the Lessee in writing and provided no Default or Event of Default shall have occurred and is continuing, Lessor, at the sole expense of the Lessee, shall itself (or shall cause such Indemnitee to) in good faith and diligently contest (and not settle without Lessee's written consent) or shall (or shall cause such Indemnitee to) permit the Lessee, if desired by the Lessee, to contest in the name of the Lessee the validity, applicability or amount of such Imposition. Lessee may contest, or require that Lessor or such Indemnitee contest, by (a) resisting payment thereof if practicable, (b) not paying the same except under protest with funds advanced by Lessee on an interest-free basis, if protest is necessary and proper, and (c) if payments be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings; provided, however, that, in each, such instance, the Lessor and such Indemnitee shall not be required to undertake any contest unless:

                   (i) Lessee shall have provided Lessor with an opinion of
              legal counsel reasonably acceptable to Lessor to the effect that a reasonable basis exists to contest such claim and, prior to the commencement of any appeal of an adverse judicial decision, with an opinion of such legal counsel to be effect that a reasonable basis exists to appeal such adverse judicial decision (which opinions shall be obtained at Lessee's sole cost and expense);

                   (ii) such proceedings do not involve any material risk or
              danger of the sale, forfeiture or loss of the Aircraft or any part thereof or interest therein or the imposition of civil or criminal fines, penalties, forfeitures or sanctions against Lessor or such Indemnitee or the creation of any Lien other than a Lien for Impositions not yet due or being contested in good faith by appropriate proceedings, and for payment of which such reserves if any, as are required to be provided under generally accepted accounting principles have been made unless Lessee has provided to Lessor a bond or other security reasonably satisfactory to Lessor (provided that in the case of civil or criminal fines, penalties, forfeitures or sanctions such bond or other security shall be satisfactory to Lessor in its sole discretion) to protect against such risk or danger;

                   (iii) in the event that the subject matter of the contest is of a continuing nature and has previously been decided adversely pursuant to the contest provisions of this Section 16.02 by the highest court to which an appeal could be taken (other than the U.S. Supreme Court), there has been a change in the law (including, without limitation, amendments to statutes or regulations, administrative rulings and court decisions) after such claim shall have been so previously decided and Lessor shall have received an opinion of independent tax counsel selected by the Lessee and reasonably acceptable to Lessor, which opinion shall be obtained at the Lessee's sole expense, to the effect that, as a result of such change, it is more likely than not that the position which Lessor, an Indemnitee or the Lessee, as the case may be, had asserted in such previous contest would prevail;

                   (iv) no Default or Event of Default shall have occurred and be continuing;

                   (v) prior to the commencement of any contest undertaken by the Lessee or any contest undertaken by Lessor or any Indemnitee with respect to which Lessor or such Indemnitee is required to follow the direction of the Lessee, the Lessee shall have delivered to Lessor a written acknowledgement of its obligations to indemnify fully Lessor and such Indemnitee to the extent that the contest is not successful;

                   (vi) if such contest is to be initiated by the payment of, and the claiming of a refund for, such Imposition, Lessee shall have advanced to Lessor or such Indemnitee sufficient funds (on an interest-free basis) to make such payments, provided, however, that Lessee shall indemnify Lessor and such Indemnitee for any adverse tax consequences resulting from such advance; and

                   (vii) such contest does not involve any Imposition or taxes of any Indemnitee not indemnified hereunder.

                   Lessee shall not be deemed to be in default under any of
              the above indemnification provisions of this Section 16.02 so long as Lessee shall diligently prosecute a contest in conformity with the requirements of this Section 16.02(c), or in the case where the Lessor or an Indemnitee shall be prosecuting such contest pursuant to this Section 16.02(c), Lessee has fulfilled all of its obligations under this Section 16.02(c) with respect to such contest. Notwithstanding the foregoing, if a claim is made against an Indemnitee which, if successful, would result in an Imposition under circumstances which would require the Lessee to indemnity such Indemnitee, such Indemnitee shall be released from its responsibility to contest such claim, or part thereof, if it agrees in writing with Lessee not to seek indemnification from Lessee in respect of the claim, or such part thereof to be contested. In the event an Indemnitee fails diligently to contest, or refuses to permit the Lessee to contest, a claim or part thereof which such Indemnitee has the obligation to contest or to permit Lessee to contest under this Section 16.02, then Lessee shall not be obligated to indemnify such Indemnitee for such claim or such part thereof to the extent that Lessee is precluded thereby from contesting any such claim and Lessor shall cause such Indemnitee to refund to Lessee to such extent any amounts paid or advanced by Lessee in connection with such Imposition that were the subject of such claim (plus interest from the date payment is due at the rate established for refunds by the authority imposing such Imposition).

                  (d) Refunds. If an Indemnitee shall obtain a refund of all or any part of such Imposition paid by Lessee, Lessor shall cause such Indemnitee to pay the Lessee the amount of such refund less the amount of any Impositions payable by such Indemnitee in respect of the receipt of such refund; provided that such amount shall not be payable (x) before such time as the Lessee shall have made all payments or indemnities then due to Lessor under the Lease, or
(y) while any Default or Event of Default is outstanding and continues unremedied. If in addition to such refund, such Indemnitee shall receive an amount representing attorneys fees, interest or other amount with respect to of such refund, the Lessee shall be paid that proportion of such amounts (net of any Impositions imposed on the receipt of such amounts by such Indemnitee) which is fairly attributable to Impositions paid by the Lessee prior to the receipt of such refund.

                  16.03 AFTER-TAX BASIS; SURVIVAL. It is understood and agreed that all payments for which Lessee is obligated hereunder are to be made on an "after tax basis" so that the amount the Lessee shall be required to pay with respect to any Claim or Imposition indemnified against hereunder shall be an amount sufficient to restore the Indemnitee(s) to the same position such Indemnitee(s) would have been in had such Claim not been asserted or such Imposition not been incurred taking into account, INTER ALIA, Impositions, fees and other charges, however imposed, required to be paid on the receipt of an indemnity under this Section 16 and further taking into account any tax benefits realized by such Indemnitee(s) that is attributable to such indemnifiable Imposition. The Lessee's obligations hereunder shall survive the expiration or earlier termination of this Lease and return of the Aircraft to Lessor.

                  16.04 EXPENSES. Lessee shall pay its own legal fees and disbursements and its other fees and expenses incurred in connection with documenting and negotiating this transaction, together with the fees and disbursements of Lessor's FAA counsel. Lessor shall pay all of Lessor's other fees and expenses including the fees and disbursements of its outside counsel.

                  SECTION 17. QUIET ENJOYMENT

                  The Lessor agrees that unless a Default or Event of Default hereunder has occurred and is continuing, neither the Lessor nor any Person claiming through or under any of them will interfere with the quiet enjoyment, use and operation of the Aircraft by the Lessee as provided hereunder, including, without limitation, Lessee's possession and use of the Aircraft.

                  SECTION 18. ASSIGNMENT

                  Lessee shall not assign or transfer any of its rights or obligations under this Lease or in the Aircraft without the prior written consent of Lessor. Lessor may assign all or any portion of its rights or obligations in the Aircraft and Lease without consent of the Lessee, for security or for any other purpose, and Lessee shall take such actions in connection therewith as Lessor shall reasonably request, including, but not limited to, (i) delivering an estoppel certificate causing such assignee to be named as an additional insured and loss payee under the insurances required hereunder, naming such assignee as an indemnified party under the indemnities provided hereunder and addressing such additional matters as Lessor may reasonably request, (ii) causing an insurance report and certificates to be issued confirming that the assignee has been named as additional insured and loss payee under the insurances required hereunder, (iii) delivering an opinion of counsel to Lessee and (iv) taking such additional action, and delivering such additional documents as Lessor may reasonably request. Without limitation of the foregoing, any assignment by Lessor may (but shall not be required to be) be to an owner trustee, indenture trustee, agent or other Person acting in a fiduciary or similar capacity on behalf of other Persons and such other Persons (as well as such trustee, agent or other Person acting on behalf of such Persons) shall be entitled to be Indemnitees and Insured Persons hereunder. No assignment by Lessor hereunder shall release Lessor from its obligations hereunder except that if, pursuant to any assignment, Lessor assigns all of its right, title and interest to the Aircraft and Lease, the assignee thereof shall assume, in a written agreement reasonably satisfactory to Lessee, all of the Lessor's obligations under the Lease from and after such assignment, the Lessor shall be released from all such obligations and such assignee shall be the "Lessor" hereunder for all purposes of this Lease. Lessor will pay the reasonable out-of-pocket expenses of the Lessee in connection with an assignment by the Lessor hereunder. No assignment by Lessor hereunder shall result in an increase in Lessee's obligations under this Lease.

                 SECTION 19. NOTICES

                 Unless otherwise specifically provided herein, all notices required or permitted by the terms hereof shall be in writing. Any written notice shall become effective when received. Any written notice shall be sent by telecopy, commercial courier service or delivered by hand. Any notice shall be addressed as follows:

                 IF TO LESSOR:

                 Willis Lease Finance Corporation
                 180 Harbor Drive
                 Suite 200
                 Sausalito, CA 94965
                 Attention: General Counsel
                 Telephone: (415) 331-5281
                 Telecopy: (415) 331-0607


                 If to Lessee:


                 Aloha Islandair, Inc.
                 99 Kapalulu Place
                 Honolulu, Hawaii 96819
                 Attention: President
                 Telephone:
                 Telecopy:(808) 833-5498

Such persons and addresses may be changed, from time to time, by means of a notice given in the manner provided in this Section 19.

                 SECTION 20. LESSOR'S RIGHT TO PERFORM FOR LESSEE

                 If Lessee fails to perform or comply with any of its payment or other obligations herein, Lessor may itself pay or perform such obligation, and the amount of such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment or the performance of such obligation, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee upon demand by notice hereunder. No such payment or performance by Lessor shall be deemed to waive any Default or Event of Default or relieve Lessee of any of its obligations hereunder.

                 SECTION 21. LEASE; SECTION 1110

                 21.01 LEASE.

                 Lessee and Lessor agree that this Lease is to be treated as a Lease for Federal income tax purposes, that the Lessor is the owner of the Aircraft for Federal income tax purposes and all other purposes and that the interest of the Lessee in the Aircraft is that of a lessee only.

                 21.02 SECTION 1110.

                 TO THE EXTENT PROVIDED THEREBY (OR TO THE FULLEST EXTENT IT MAY LAWFULLY SO AGREE, WHETHER OR NOT PROVIDED THEREBY), LESSEE HEREBY AGREES THAT ANY RIGHT OF LESSOR TO TAKE POSSESSION OF THE AIRCRAFT OR ENGINES OR PROPELLERS IN COMPLIANCE WITH THE PROVISIONS OF THIS LEASE AND IN ACCORDANCE WITH SECTION 1110 OF TITLE 11 OF THE UNITED STATES CODE OR ANY SIMILAR PROVISION OF ANY SUPERSEDING STATUTE, AS AMENDED FROM TIME TO TIME, SHALL NOT BE AFFECTED BY THE PROVISIONS OF SECTIONS 362, 363 OR 1129 OF SAID TITLE, OR OTHER ANALOGOUS PART OF ANY SUPERSEDING STATUTE, AS AMENDED FROM TIME TO TIME, AND ACCORDINGLY, IT IS THE INTENTION OF THE PARTIES HERETO THAT TO THE FULLEST EXTENT THAT THE PARTIES HERETO MAY LAWFULLY SO AGREE THIS AGREEMENT BE AFFORDED THE BENEFITS OF SAID SECTION 1110.

                 SECTION 22. MISCELLANEOUS

                 22.01 WAIVERS, HEADINGS.

                 No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The headings contained herein are for convenience of reference only and are not intended to define or limit the scope of any provisions of this lease.

                 22.02 COUNTERPARTS.

                 This Lease may be signed in one or more counterparts with the same effect as if the signatures to each counterpart were upon a single instrument. All counterparts shall be considered an original of this Lease.

                 22.03 GOVERNING LAW.

                 THIS LEASE HAS BEEN DELIVERED IN THE STATE OF CALIFORNIA AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND

CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. THIS LEASE SHALL BE EFFECTIVE FOR ALL PURPOSES AS OF THE DATE FIRST ABOVE WRITTEN.

                 22.04 BENEFIT AND BINDING EFFECT.

                 The terms and provisions of this Lease shall inure to the benefit of and be binding on Lessor and Lessee and their respective successors and permitted assigns.

                 22.05 FURTHER ASSURANCES.

                 Lessor and Lessee, from time to time, shall do and perform such other and further acts and execute and deliver any and all such other and further instruments as may be required by law or reasonably requested by notice hereunder by the other party to establish, maintain and protect the respective rights and remedies of the other party, to carry out the intent and purpose of this Lease and the other Operative Documents to which either is a party.

                 22.06 SERVICE OF PROCESS; WAIVER OF JURY TRIAL AND IMMUNITY.

                 (a) LESSEE HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THE OPERATIVE DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN SAN FRANCISCO, CALIFORNIA AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, LESSEE HEREBY IRREVOCABLY SUBMITS TO EACH SUCH JURISDICTION AND HEREBY IRREVOCABLY WAIVES ANY AND ALL OBJECTIONS WHICH IT MAY HAVE AS TO VENUE IN ANY OF THE ABOVE COURTS.

                 (b) Lessee hereby irrevocably appoints CT Corporation Systems (the "Process Agent") as agent for service of process in California. Lessee hereby authorizes and directs the Process Agent to accept service on its behalf. In the event that Lessee does not maintain the Process Agent as its validly appointed agent for service of process, Lessee hereby agrees that service of process may be made on it by certified or registered mail, return receipt requested, at its address for notices specified or determined in accordance with Section 15 hereof. Nothing herein shall affect the right to serve process in any other manner permitted by law. Any judicial proceeding by Lessee against the Lessor involving, directly or indirectly, any matter in any way arising out of, related to, or connected with any of the Operative Documents shall be brought only in a court located in the State of California. THE LESSEE AND LESSOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING BROUGHT BY THE LESSEE OR BY THE LESSOR OR LENDER INVOLVING DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THE OPERATIVE DOCUMENTS.

                 22.07 USURY LAWS.

                 The parties intend to contract in strict compliance with the usury laws of the State of California and, to the extent applicable, the United States. Notwithstanding anything to the contrary in the Operative Documents, Lessee will not be obligated to pay interest at the Overdue Rate on overdue payments of Rent or other interest in excess of the maximum non-usurious interest rate, as in effect from time to time, which may by Applicable Law be charged, contracted for, reserved, received or collected by Lessor in connection with the Operative Documents. During any period of time in which the then-applicable highest lawful rate is lower than the Overdue Rate, interest on overdue payments of Rent will accrue and be payable at such highest lawful rate. However, if at later times such highest lawful rate is greater than the Overdue Rate, then Lessee will pay interest on overdue payments of Rent at the highest lawful rate until the interest on overdue payments of Rent which is paid by Lessee equals the amount of interest that would have been payable at the Overdue Rate.

                 22.08 ENTIRE AGREEMENT.

                 This Lease and the other Operative Documents embody the entire agreement and understanding among the parties thereto and supersede all prior agreements and understandings relating to the subject matter thereof.


                    [This space intentionally left blank.]

                  IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed by their authorized officers as of the day and year first above written.


LESSOR                                        WILLIS LEASE FINANCE CORPORATION

                                              By: /s/ [ILLEGIBLE]
                                                  -----------------------------
                                                  Name:
                                                  Title: [ILLEGIBLE]


LESSEE                                        ALOHA ISLANDAIR, INC.

                                              By:
                                                  -----------------------------
                                                  Name:
                                                  Title:


                                              By:
                                                  -----------------------------
                                                  Name:
                                                  Title:









Lease of DeHavilland Dash 8-103 Aircraft
MSN 353

                  IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed by their authorized officers as of the day and year first above written.

LESSOR                                WILLIS LEASE FINANCE CORPORATION

                                      By:
                                          ----------------------------------
                                          Name:
                                          Title:


LESSEE                                ALOHA ISLANDAIR, INC.

                                      By: /s/ Brenda F. Cutwright
                                          ----------------------------------
                                          Name: BRENDA F. CUTWRIGHT
                                          Title: SR. VICE PRESIDENT FINANCE &
                                                     PLANNING AND CFO


                                      By: /s/ Owen Sekimura
                                          ----------------------------------
                                          Name: OWEN SEKIMURA
                                          Title: STAFF VICE PRESIDENT - FINANCE
                                                    & CONTROLLER









Lease of DeHavilland Dash 8-103 Aircraft
MSN 353

                                  EXHIBIT A

                            DESCRIPTION OF AIRCRAFT

Mfr.             Model        Manufac-    Registration    Number and Type
----         Configuration    turer's     ------------      of Engines*
             -------------    Serial                      ---------------
                              Number
                              ------

DeHavilland   Dash-103         353          N853MA       Two (2) Pratt &
              Aircraft                                   Whitney 121 (reflected
              (reflected on the                          on the FAA Records as
              FAA Records as a                           PW 120 A) Engines
              DHC-8-102)                                 MSN 120968
                                                         MSN 121244

                                                         Number and Type
                                                         of Propellers"

                                                         Two (2) Hamilton
                                                         Standard 14 SF-7
                                                         Propellers
                                                         MSN 930310
                                                         MSN 920913


The Aircraft is to be delivered and redelivered without APU.

     * Each of the engines is of 750 or more rated takeoff horsepower or the equivalent of such horsepower.

     ** Each such propeller is capable of absorbing 750 or more rated takeoff shaft horsepower or the equivalent thereto.

                             SCHEDULE 1 TO EXHIBIT A

                               DELIVERY CONDITIONS

 (1) The Aircraft engines shall have completed an engine overhaul in accordance with Pratt and Whitney overhaul maintenance practices. The life limited components will have a minimum of 5,000 cycles remaining.

 (2) The Aircraft engines shall be upgraded from Model 120 to Model 121 engines.

 (3) All Aircraft propeller components that have more than 7,000 hours shall be overhauled in accordance with Hamilton Standard maintenance practices.

 (4) The Aircraft shall have completed a bridging inspection to Aloha's equalized maintenance program ("EMP").

 (5)     The Aircraft will be stripped and painted to Aloha's paint scheme.

 (6) Prior to delivery, the Aircraft will be weighed and a weight and balance statement shall be provided.

 (7) The Aircraft shall be delivered with serviceable passenger life vests installed in under seat stowage pockets.

 (8)     A "3W randome boot shall be installed.

 (9) The Aircraft shall be delivered with the existing ground spoilers de-activated.

(10) The Aircraft will be delivered with leather passenger seat covers installed. Lessee shall pay to, or as directed by Lessor, the difference in price between fabric seat covers and leather seat covers.

 (11) The Aircraft will be delivered with the existing APU removed from the Aircraft.

 (12) Any de-ice boots that have deterioration or more than 3 patches shall be replaced prior to the delivery of the Aircraft.

 (13) The main landing gear shall, at the time of delivery to Buyer, have at least fifty (50%) cycles remaining prior to the required time for removal for overhaul or refurbishment.
         The nose landing gear at the time of delivery shall have remaining, for Aircraft Serial Number 353 at least 7500 cycles and for Aircraft Serial Number 357 at least 7,800 cycles, prior to the required time for removal for overhaul or refurbishment.

 (14) The propellers shall have modification AD95-22-12 Paragraph "B" to the secondary damper quills ("SDQ") installed,

 (15) The next structural inspection shall be due no sooner than twelve (12) months, 3,500 flight hours or cycles as appropriate after delivery of the Aircraft to Lessee.

 (16) The Aircraft shall be delivered to Lessee with no deferred maintenance. All airworthiness directives shall be in compliance without waiver or deviation.

 (17) A power assurance run shall be completed and any discrepancies corrected prior to the delivery of the Aircraft to Lessee.

 (18) The interior of the Aircraft shall be refurbished including the replacement of the carpet.

 (19) At the time of technical acceptance the condition of N853MA will be substantially the same or better than the condition of the Aircraft as inspected by Lessee's designees on March 1, 1998, and March 9 through 11, 1998 and March 25, 1998.

 (20) The Aircraft shall have a valid FAA Standard United States Certificate of Airworthiness.

 (21)    The Aircraft shall have cleared U.S. Customs.

 (22) The Aircraft shall have been registered in the name of the Lessor, as owner, or application for such registration shall have been filed, with the FAA.

                                    EXHIBIT B

                        RENT AND OTHER FINANCIAL MATTERS

 1.       STIPULATED LOSS VALUE

          [This provision has been omitted as confidential information, and is separately filed with the Commission.]

 2.       PAYMENT ACCOUNT

          All payments of Rent shall be paid to Lessor's bank account at:

               Wells Fargo Bank
               San Francisco, California USA
               ABA No. 121000 248

               To the Account of
               Willis Lease Finance Corporation
               Account No. 4518-101423

 until Lessee is advised by Lessor in writing to pay such amounts to another account.

 3.       TERM.

          The Term shall commence on the Delivery Date and expire on the same calendar date as the Delivery Date sixty (60) months thereafter unless earlier terminated in accordance with the terms of the Lease.

 4.       BASIC RENT

          [This provision has been omitted as confidential information, and is separately filed with the Commission.]

 5.       PUBLIC LIABILITY INSURANCE.

          [This provision has been omitted as confidential information, and is separately filed with the Commission.]

 6.      LETTER OF CREDIT.

          Lessee shall establish a Letter of Credit in favor of the Lessor in compliance with Schedule 1 hereto.

 7.      EXTENSION OF TERM.

          Provided no Event of Default shall have occurred and be continuing, Lessee shall have the option, exercisable once, to extend the Term of the Lease for an additional two years at the same Rent and on the same terms and conditions as provided for in the Lease, exercisable by written notice given to the Lessor no later than one year prior to the end of the Term. Upon such notice of extension, the Term shall be deemed extended and such extension shall be irrevocable once such notice shall have been given. Failure to give such notice shall constitute an irrevocable undertaking on the part of the Lessee to return the Aircraft pursuant to Section 10 of the Lease at the end of the Term, without extension.

 8.       OVERDUE RATE.

          [This provision has been omitted as confidential information, and is separately filed with the Commission.]

                             SCHEDULE 1 TO EXHIBIT B

                                LETTER OF CREDIT

 Lessee shall provide Lessor, on the Closing Date, with an irrevocable transferable Letter of Credit in the amount of U.S. * in a form and drawn on a U.S. bank acceptable to Lessor, which Letter of Credit shall be valid during the Term of this Lease and the Other Lease AND FOR ninety (90) days after the later of the last day of the Term under this Lease and the last day of the term under the Other Lease, guaranteeing payment of Rent due and all other obligations of Lessee to Lessor hereunder and under the Other Lease, which may be drawn by Lessor upon demand in the event of Lessee's failure to fulfill any of its obligations hereunder or under the Other Lease. Lessor may, but shall not be obliged to, apply the proceeds of the Letter of Credit in whole or in part, to the payment of any rent, indemnities, attorneys fees and other expenses, insurance and other casualty payments and any other amount owing from time to time by Lessee hereunder or under the Other Lease, or under any other agreement between Lessor or its associate, subsidiary or affiliate companies, and Lessee, for the payment of any loss or damage suffered by Lessor as a result of any other Event of Default or utilize the proceeds of the Letter of Credit in whole or in part to perform any of Lessee's obligations under this Lease and the Other Lease or otherwise remedy any other Event of Default hereunder or thereunder, including, without limitation, in the redelivery condition for the Aircraft or the Other Aircraft, without prejudice to any other remedy of Lessor.

 In the event Lessor draws upon the Letter of Credit during the Term, then in such event Lessee shall, upon demand, restore the amount of the Letter of Credit to the full amount thereof. Failure to so restore promptly the amount of the Letter of Credit to the full amount thereof shall constitute an Event of Default.

 Notwithstanding the foregoing, in the event that:

                    (i) the Letter of Credit provided for pursuant to this Lease shall not have been drawn upon during the Term of this Lease; and

                    (ii) the Guarantor and its consolidated affiliates shall
               have a combined net worth of not less than * as of the last day of the Term of this Lease as evidenced by the then most recent financial statements required to be delivered to the Lessor pursuant to this Lease, then the Lessor shall release the Letter of Credit provided pursuant to this Lease on the later of

                    (x) the date the Airecraft is redelivered to the Lessor and accepted by the Lessor in full compliance with Section 10 of this Lease and Exhibit F thereto, and

                    (y) the date on which Lessee shall have satisfied all of its obligations under this Lease, including its obligations with respect to the return condition of the Aircraft and the payment of any adjustments to the Lessor in connection therewith.

                                      *Intentionally omitted as
                                      confidential financial
                                      information and filed
                                      separately with the
                                      Commission.

                                    EXHIBIT C

                             ACCEPTANCE CERTIFICATE

                  ALOHA ISLANDAIR, INC. ("LESSEE"), a corporation organized under the laws of Delaware, hereby represents, acknowledges, warrants and agrees as follows:

                  1. Lessee has received this _______ day of , 1998 (Time: ), at ___________, from [WILLIS LEASE FINANCE CORPORATION] ("Lessor") possession of:

          A. One (1) de Havilland Model Dash 8-103 (reflected on the FAA Records as a DHC-8-102) Aircraft, bearing Manufacturer's Serial Number 353, U.S. Registration No. N853MA, together with two (2) Pratt & Whitney PW 121 (reflected on the FAA Records as PW 120 A) Engines, Manufacturer's Serial Numbers 120968 and 121244, two (2) Hamilton Standard 14 SF-7 Propellers, Manufacturer's Serial Numbers 930310 and 920913 and all appliances, instruments, accessories, equipment (not including an APU) and parts attached thereto and thereon, in an airworthy condition;

          B.   Fuel on board the Aircraft, _______________________;

          C. All manuals, logbooks, flight records and historical information regarding the Aircraft, the engines and the accessories and equipment, including, without limitation, those listed on Exhibit D to the Lease, as received from the Seller; and

          D.   the items listed on Schedule 1 hereto.

                  2. All of the foregoing were delivered and accepted to Lessee's full satisfaction and pursuant to the terms and provisions of the Aircraft Lease Agreement between Lessor and Lessee, dated as of __, 1998 (the "Lease"), except as set forth on Schedule 2 hereto. For purposes of the Lease, Lessor and Lessee agree that the installed hard time components have, as of the Delivery Date, the time, Flight Hours and Cycles operating time remaining as set forth on Schedule 3 hereto.

                  3. The Aircraft, Engines, Propellers and Parts as described in the Lease have been fully examined by Lessee and have been received in a condition fully satisfactory to Lessee and in full conformance with the Lease in every respect except as set forth in Schedule 2 hereto.

                  4. The Lease and Operative Documents (as defined therein) are in full force and effect; Lessor has fully, duly and timely performed all of its obligations of every kind or nature under the Lease and other Operative Documents; and Lessee has no claims; deductions, set-offs or defenses of any kind or nature in connection with the Lease and other Operative Documents.

                   5. Prior to the Delivery Date, Lessee has obtained all required permits, authorizations, and licenses required, and has paid all required fees and taxes relating to the Lease imposed by the United States or any other government and/or any political subdivision thereof and any agencies and departments thereof to allow Lessee to operate the Aircraft as permitted by the terms of the Lease.

                  6. Lessor and its successors and assigns shall be entitled to rely upon this Acceptance Certificate.

                  7. The Delivery Date (as defined in the Lease) is the date written in paragraph 1 herein.


                                     ALOHA ISLANDAIR, INC.
                                                              (LESSEE)
                                     By: ____________________
                                     Name:
                                     Title:



                                     By: ____________________
                                     Name:
                                     Title:


 Lease Acceptance Certificate
 Lease of de Havilland Dash 8-103
 MSN 353

                  SCHEDULE 1 TO EXHIBIT C

S/N 353                                Aircraft Purchase Agreement UAS-125

                        AIRCRAFT LOOSE EQUIPMENT

QTY              ITEM DESCRIPTION
---              ----------------
3                Crew Oxygen masks
3                Smoke goggles
2                Crew headsets
2                coffee cup holders
1                QRH, AFM, Ops Data Manual (3 books in total)
2                crew life-vests
1                observer's lifevest
2                hand-microphones
2                crew flashlights
1                crew fire extinguisher
1                crew fire-axe
1                spare filament holder
1                PBE forward RH side of fit compartment
1                alternate extension handle RH side of crew compt. (also 1 unit in RH nacelle)
1                emergency light
1                galley pax service cart and 3 beverage trays
3                galley food tray boxes
2                galley hot jugs
1                PBE fwd cabin in fwd galley stowage
1                Fire extinguisher fwd cabin in fwd galley stowage
3                seat belt extenders in pouch in fwd galley stowage
2                Pax oxygen bottles in fwd galley stowage
5                cabin seat tables
37               underseat life-vest pouches and 37 life-vests
1                Crew life vest under fwd FA seat
1                Flashlight under fwd FA seat
2                First-Aid Kits RH fwd overhead locker
1                PBE Aft bulkhead
1                Fire extinguisher Aft bulkhead
2                Prop restraint a/c parking
2                Engine plugs (consisting of one plug type and one cover type)
2                Gear locking pins
2                Static port covers
6                wheel covers-2 x NLG, 4 x MLG,
2                exhaust covers
2                pitot covers
2                MLG downlock safety pins
2                MLG door safety pins
1                NLG door safety pins
2                Aft cargo nets and post
1                cargo net door


On behalf of Willis Lease Finance Corporation accepted as complete except where noted next to the item.

By _________________

Its: _______________

                                   SCHEDULE 2

                                 [Discrepancies]

                                   SCHEDULE 3

                          [Time, Flight Hours, Cycles]

                           SCHEDULE 3 TO EXHIBIT C

           TIME CONTROLLED / LIFE LIMITED PARTS STATUS AT DELIVERY

        Aircraft: Total Time 11,326 Total Cycles 12,409 Date 12/02/97

[ILLEGIBLE]                      Position                     Serial Number                     Time Since Overhaul/Installation
------------                     --------                     -------------                     --------------------------------
Cockpit Voice Recorder           Only                         61173                             1990 fh

Flight Data Recorder             Only                         03346                             211 days

Air Cycle Machine                Only                         831230                            651 fh

Starter / Generator              Left                         96145                             Zero fh

Starter / Generator              Right                        1513                              2 fh

A/C Generator                    Left                         883                               4,371 fh

A/C Generator                    Right                        1252                              1,313 fh

ELT                              Only                         406422                            03/18/98

Fire Bottle Discharge Cart.      #1                           MAL2778                           611 days

Fire Bottle Discharge Cart.      #2                           MAL1434                           1019 days

Fire Bottle Discharge Cart.      #3                           MAL1444                           1030 days

Fire Bottle Discharge Cart.      #4                           MAL1449                           1038 days

Fire Bottles, HST                Fwd                          23108D1                           237 days

Fire Bottle, HST                 Aft                          23584D1                           126 days

Crew O2 Bottle, HST              Only                         140163                            219 days

Transponder                      Left                         92040817                          03/06/98

Transponder                      Right                        92020729                          03/06/98

Propeller                        Left                         930310                            57 fh

Blade, Propeller                 #1                           858396-7                          Zero fh            03/23/98

Blade, Propeller                 #2                           858162-7                          Zero fh            03/23/98

Blade, Propeller                 #3                           876199-7                          741 fh

Blade, Propeller                 #4                           876187-7                          677 fh

Propeller                        Right                        920913                            2,042 fh

Blade, Propeller                 #1                           855893-7                          Zero fh            03/23/98

Blade, Propeller                 #2                           863561-7                          Zero fh            03/23/98

Blade, Propeller                 #3                           855004-7                          Zero fh            03/23/98


                                       1


[ILLEGIBLE]                      Position                     Serial Number                     Time Since Overhaul/Installation
------------                     --------                     -------------                     --------------------------------
Blade, Propeller                 #4                           878378-7                          655 fh

Propeller Control Unit           Left                         920243                            Zero fh            03/23/98

Propeller Control Unit           Right                        861142                            4118 fh

Propeller Actuator               Left                         920523                            Zero fh            03/23/98

Propeller Actuator               Right                        920311                            2042 fh

Engine                           Left                         120968/121205                     Zero               02/26/98

Impeller, HP                     Left                         7D525                             12,256 cy          02/26/98

Impeller, LP                     Left                         7D255                             12,256 cy          02/26/98

Cover, HP Front                  Left                         97A905                            4,739 cy           02/26/98

Cover, HP Rear                   Left                         14B637                            4,739 cy           02/26/98

Disc, HP                         Left                         14B364                            4,739 cy           02/26/98

Disc, LP                         Left                         23A386                            12,256 cy          02/26/98

Disc, PT-1                       Left                         19A958                            12,256 cy          02/26/98

Disc, PT-2                       Left                         20A946                            12,256 cy          02/26/98

Seal, Air Interstage             Left                         19B751                            4,739 cy           02/26/98

Blades, HP                       Left                         Various                           657 cy             02/26/98

Engine                           Right                        121244                            Zero               02/27/98

Impeller, HP                     Right                        4B739                             12,274 cy          02/27/98

Impeller, LP                     Right                        4E960                             12,274 cy          02/27/98

Cover, HP Front                  Right                        28B598                            2,800 cy           02/27/98

Cover, HP Rear                   Right                        29B142                            2,800 cy           02/27/98

Disc, HP                         Right                        26B649                            2,800 cy           02/27/98

Disc, LP                         Right                        6X375                             14,132 cy          02/27/98

Disc, PT-1                       Right                        56A062                            12,274 cy          02/27/98

Disc, PT-2                       Right                        55A958                            12,274 cy          02/27/98

Seal, Air Interstage             Right                        27B841                            2,800 cy           02/27/98

Blades, HP                       Right                        Various                           Zero cy            02/27/98

Ground Prox. Warn.               Only                         7103                              Zero fh

Air Data Computer                Left                         90033971                          03/24/98 days


                                       2


[ILLEGIBLE]                      Position                     Serial Number                     Time Since Overhaul/Installation
------------                     --------                     -------------                     --------------------------------
Air Data Computer                Right                        92055334                          03/24/98 days

Altimeter                        Pilot                        92107266                          03/24/98 days

Altimeter                        Co-Pilot                     92107266                          03/24/98 days

Altimeter                        Standby                      8160A                             03/24/12 days

Yolk Assembly, MLG               Left                         DCL542/92                         12,409 cy

Yolk Assembly, MLG               Right                        DCL547/92                         12,409 cy

Drag Strut Assembly, MLG         Left                         DCL554/92                         12,409 cy

Drag Strut Assembly, MLG         Right                        DCL553/92                         12,409 cy

Shock Strut Assembly, MLG        Left                         DCL553/9292                       12,409 cy

Shock Strut Assembly, MLG        Right                        DCL541/9292                       12,409 cy

Pin. Strut to Yolk, MLG          Left                         DCL702                            12,409 cy

Pin. Strut to Yolk, MLG          Right                        DCL704                            12,409 cy

Stabilizer Stay Assembly, MLG    Left                         DCL502/92                         12,409 cy

Stabilizer Stay Assembly, MLG    Right                        DCL505/92                         12,409 cy          03/23/98

Frame Assembly, MLG              Left                         495572CTA/495571CTA               12,409 cy

Frame Assembly, MLG              Right                        495572CTA/495572CTA               12,409 cy

Drag Strut Assembly, NLG         Only                         DCL378/92                         12,443 cy          03/23/98

Drag Strut Assembly, NLG         Only                         DCL379/92                         12,409 cy

Outer Cylinder, NLG              Only                         DCL470                            12,409 cy

Trunnion Plate, NLG              Left                         486306CB                          12,409 cy

Trunnion Plate, NLG              Right                        49740380HXC                       12,409 cy

Trunnion Cap, NLG                Left                         252008CO                          12,409 cy

Trunnion Cap, NLG                Right                        252008CP                          12,409 cy



To calculate delivery times on all undated items add 21 Flight hours, 11 Flight cycles, 113 Days to all undated items to compensate for ferry time between return to de Havilland on 12/02/97 and delivery to Island Air on 3/26/98. To calculate delivery times on all dated items add 6 Flight hours, 6 Flight cycles, [ILLEGIBLE] Days to compensate for ferry time from installation maintenance facility and delivery to Island Air on 3/26/98.


Aircraft Time at Delivery                        Total Time: 11,347                                Delivery Location: Wichita, KS
                                                 Total Cycles: 12,420                              Delivery Date: 3/26/98

                                  EXHIBIT D

                  Schedule of Manuals / Maintenance Records

             Description                                               Qty
             -----------                                               ---
Aircraft Journey and Maintenance Log Books                             Numerous

Aircraft Technical Log Book, Record of Installations and Modifications   1

Engine Log Book for each Engine                                          1

Propeller Log Book for each Propeller                                    1

Component Serialization Record                                           1

Aircraft Technical Log for Airframe                                      1

FAA Approved Flight Manual (FAA-103)                                     1

Operating Data Manual                                                    1

Weight & Balance Manual                                                  1

Quick Reference Manual                                                   1

Customized Maintenance Manual                                            1

Customized Wiring Manual                                                 1

Airworthiness Directive Records and Accomplishment Files               Numerous

STC Record File                                                          1

Serviceable Tags for Components                                          1 Box

Structural Deviation Inspection Requirements File                        1

Electrical Load Analysis File                                            1

Form 337 File                                                            1

FDAU Calibration File                                                    1

Flight Data Recorder File                                                1

Previous Maintenance Checks Accomplished File                            1

Certified Computer Record for Parts Installed Time Status/Summary        1

Certified Computer Record for Maintenance Due Summary                    1

Current Weight & Balance File                                            1

                                   EXHIBIT E

                          RETURN ACCEPTANCE CERTIFICATE


                  [WILLIS LEASE FINANCE CORPORATION] ("LESSOR"), a corporation organized under the laws of California, hereby represents, acknowledges, warrants and agrees as follows:

                  1. Lessor has received this ____ day of _______ 200_ (Time:____), at [____________], from ALOHA ISLANDAIR, INC. ("Lessee") possession of:

                  A. One (1) de Havilland Model Dash 8-103 Aircraft, bearing Manufacturer's Serial Number ____ together with two (2) Pratt & Whitney___ Engines, Manufacturer's Serial Numbers _______ and _______, two
                       (2) Hamilton Standard ___ propellers, Manufacturer's Serial Numbers _______ and _______ and all appliances, instruments, accessories, equipment (not including an APU) and parts attached thereto and thereon, in an airworthy condition;

                  B.   Fuel on board the Aircraft, __________________; and

                  C. All usual and customary manuals, logbooks, flight records and historical information regarding the Aircraft, the engines and the accessories and equipment, including, without limitation, those listed on Exhibit D to the Lease.

                  2. All of the foregoing were delivered and accepted to Lessor's full satisfaction and pursuant to the terms and provisions of the Lease Agreement between Lessor and Lessee dated as of March __, 1998 (the "Lease") except as set forth on Schedule 2 hereto.

                  3. The Aircraft, Engines, Propellers and Parts as described in the Lease have been fully examined by Lessor and have been received in a condition fully satisfactory to Lessor and in full conformance with the Lease except as set forth on Schedule 2 hereto.

                    Dated this ____ day of _________, [200_]


                                       WILLIS LEASE FINANCE CORPORATION

                                                                (LESSOR)


                                       By:    ________________________________
                                       Name:  ________________________________
                                       Title: ________________________________

Lease Return Acceptance Certificate
Lease of de Havilland Dash 8-103
MSN __

                                    EXHIBIT F

I.       GENERAL RETURN CONDITIONS OF THE AIRCRAFT.

                   (a) OPERATING CONDITION. The Aircraft shall be in as good operating condition as on the Delivery Date, ordinary wear and tear from normal airline passenger. operations excepted.

                   (b) CLEANLINESS STANDARDS. The Aircraft shall be clean by United States commercial airline standards and shall have received an exterior and an interior deep cleaning since its last commercial flight and shall be in the condition required for immediate service in the commercial carriage of passengers.

                   (c) CERTIFICATE OF AIRWORTHINESS. The Aircraft shall have, and be in compliance with, a current valid Standard Certificate of Airworthiness issued by the FAA without any corrections, repairs, modifications, alterations or overhauls having to be performed by Lessor to meet such standards and rules. If required by Lessor, Lessee shall assist Lessor to do the necessary paperwork to request in the name of Lessor or such other Person designated by the Lessor a Certificate of Airworthiness for Export so as to allow Lessor to place the Aircraft on a different aircraft registry. If any work, including engineering, is required on the Aircraft to obtain such Certificate of Airworthiness for Export, Lessee will cooperate with Lessor to do or cause to be done such work at Lessor's expense.

                   (d) COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. The Aircraft shall be in compliance with all Airworthiness Directives affecting the Aircraft. In the event Lessee has obtained a waiver or applicable deviation from the Aeronautical Authority from having to comply with any such Airworthiness Directives, Lessee at its expense shall, irrespective of such waiver or deviation, fully comply with all such Airworthiness Directives covered by such waiver or deviation prior to the return of the Aircraft to Lessor as if such waiver or deviation did not exist. It is expressly understood that with respect to Airworthiness Directives with respect to which compliance is required during the Term Section 9.06 shall apply.

                   (e) DEFERRED MAINTENANCE. The Aircraft shall have had accomplished thereon all outstanding deferred maintenance items and flight discrepancies. Items deferred because of maintenance concessions (i.e., an exemption to operate beyond the normal limits by monitoring) shall be brought up-to-date as if such maintenance concessions or exemptions did not exist.

                   (f) CORROSION TREATMENT. The Aircraft shall have been maintained by cleaning and treating of all mild corrosion and correcting of all moderate and severe or exfoliated corrosion in accordance with the Maintenance Program.

                  (g) CONFIGURATION AND CONDITION. The Aircraft shall be returned in the same configuration as on the Delivery Date and in the same condition with all Parts installed therein as on the Delivery Date, excepting only Modifications, additions, replacements and substitution of Parts as may have been properly made by Lessee pursuant to Section 9 of the Lease and as specifically otherwise set forth in this Exhibit F. Lessee shall, prior to such return of the Aircraft, furnish Lessor with a list of all such Modifications made during the Term. Lessee shall provide Lessor with the last twelve (12) reliability reports for the Aircraft as provided to the Aeronautical Authority and a list of all rotable Parts installed on the Aircraft during the last twelve (12) months of the Term and of all rotable Parts replaced during said last twelve (12) months. Lessee shall not replace Parts with parts having an operating record indicating a higher failure rate than the average for the same type of parts placed by Lessee in other aircraft or engines or propellers of the same respective model and manufacturer during the last twelve (12) months of the Term.

                  (h) PART 121 OPERATION. The Aircraft shall be in a condition as to be immediately capable of being operated as a Part 121 Aircraft.

                  (i) INTERIOR CONDITION. The interior of the Aircraft will be in substantially the same condition as it was on the Delivery Date, ordinary wear and tear excepted. Cabin windows shall be clear and without major crazing or scratches.

II.      CONDITION OF AIRFRAME AND ENGINES.

                  The Airframe at the time of its return to Lessor shall meet the requirements set forth below, all at Lessee's expense, except as otherwise provided herein:

                  (a) Lessee shall have performed or caused to be performed prior to redelivery to the Lessor the following: (i) the next succeeding segment of the de Havilland Equalized Maintenance Program, (ii) any maintenance or inspections, including structural inspections, required by the Maintenance Program and not included in the Equalized Maintenance Program or, any replacement Maintenance Program for the de Havilland Equalized Maintenance Program, in effect on the Redelivery Date, (the "Out of Phase Items") due within 3,500 Flight Hours or Cycles or 12 months (whichever is the more limiting) after the end of the Term, (iii) the Aircraft shall be redelivered to the Lessor with not less than the number of Cycles remaining until the next 40,000 cycle structural inspection required under the de Havilland Maintenance Program as it had remaining on the Delivery Date. In the event, during the Term, the Lessee adopts a Maintenance Program other than the de Havilland Equalized Maintenance Program the requirement in (i) above shall be changed to, an "A" and "C" check or their equivalent under the Maintenance Program. The Aircraft shall not have been operated since the completion of the maintenance required in this section except for flights pursuant to Section 10.07 and 10.08.

                   (b) Lessee will correct any deficiencies revealed during such check, if any, and all deferred maintenance items;

                   (c) The cockpit shall be cleaned and placards replaced if required by the Maintenance Program. Those items which are reasonably found by Lessor to be defective items in the Aircraft's interior will be replaced or repaired in accordance with the Maintenance Program. All cockpit windshields and windows shall be free of delamination, bubbles or signs of overheat;

                   (d) Lessee will permanently repair impact damage to the Aircraft not within the limits of the structural repair manual caused by ground handling equipment or impact damage caused by foreign objects if required by and shall be repaired in accordance with the structural repair manual or other FAA approved data;

                   (e) Except as otherwise provided in this Exhibit F, all Parts shall be serviceable in accordance with Aeronautical Authority standards and have a value, modification status and condition equivalent to the Parts originally installed in the Aircraft, ordinary wear and tear excepted. All installed life-limited and time controlled components, including the landing gear, shall have not less than the number of Flight Hours and Cycles or days as its respective then authorized life remaining to the next scheduled maintenance as it did on the Delivery Date with no single component having less than 3,500 Flight Hours or Cycles or 12 months (whichever is the most limiting) of its then authorized life remaining to the next scheduled maintenance.

                   (f) The Engines and Propellers shall have not less than the number of Flight Hours and Cycles remaining to their next scheduled removal as each did on the Delivery Date, provided that in no event shall any Engine or Propeller have fewer than 3,500 Flight Hours or Cycles (whichever is more limiting) until its next scheduled removal; and

                   (g) The Aircraft shall be returned with the same amount of fuel on board as when delivered. All engine oil tanks, hydraulic reservoirs and oxygen cylinders shall be serviced full.

III.    ADJUSTMENTS.

                  In the event the Airframe, Engines, Propellers, Parts or other components (each a "Component") do not meet the return conditions in Part II above, the Lessee shall pay the Lessor a dollar amount computed by multiplying
(i) the cost to Lessee of having an outside supplier or contractor perform checks, scheduled removal, scheduled maintenance or replacement of the Component, whichever is the appropriate measure for such return condition (the "Periodic Service"), by (ii) a fraction of which (i) the numerator shall be the difference between the required number of Flight Hours or

Cycles (whichever is more limiting) for such Component to the next Periodic Service specified in Part II above and the actual number of Flight Hours or Cycles (whichever is more limiting) remaining for such Component to the next Periodic Service and (y) the denominator shall be the number of Flight Hours or Cycles (whichever is more limiting) allowable between each instance of Periodic Service for such Component. To the extent that the remaining life of any Component exceeds the Flight Hours or Cycles (whichever is more limiting) to the next Periodic Service required in part II above and no Default or Event of Default shall then exist, the Lessee shall be entitled to a credit against amounts due to Lessor by operation of the preceding sentence. Such credit shall equal a dollar amount calculated by multiplying (i) the cost to Lessee of having an outside supplier or contractor perform the appropriate Periodic Service for the Component by (ii) a fraction of which (i) the numerator shall be the difference between the actual number of Flight Hours or Cycles (whichever is more limiting) remaining for such Component to the next Periodic Service and the required number of hours of operation or Cycles for such Component to the next Periodic Service specified in Part II above, and (y) the denominator shall be the number of Flight Hours or Cycles (whichever is more limiting) allowable between each instance of Periodic Service for such Component, provided that (1) the credit shall only be used to offset the Lessee's obligation to pay a dollar adjustment to Seller pursuant to this Part III and in no event shall Lessor be required to pay any amount to Lessee by reason of the condition of any Component and (2) no credit provided herein shall be used to offset a dollar adjustment caused by the Component having less than the minimum hours of Flight Hours or Cycles (whichever is more limiting) to the next Periodic Service provided for in Part II above.

                             ACCEPTANCE CERTIFICATE

                  ALOHA ISLANDAIR, INC. ("LESSEE"), A CORPORATION organized under the laws of Delaware, hereby represents, acknowledges, warrants and agrees as follows:

                  1. Lessee has received this 26th day of March, 1998 (Time:
10:15 a.m. CST), at Wichita, Kansas from [WILLIS LEASE FINANCE CORPORATION] ("Lessor") possession of:

                   A. One (1) de Havilland Model Dash 8-103 (reflected on the FAA Records as a DHC-8-102) Aircraft, bearing Manufacturer's Serial Number 353, U.S. Registration No. N853MA, together with two (2) Pratt & Whitney PW 121 (reflected on the FAA Records as PW 120 A) Engines, Manufacturer's Serial Numbers 120968 and 121244, two
                         (2) Hamilton Standard 14 SF-7 Propellers,
                         Manufacturer's Serial Numbers 930310 and 920913 and all appliances, instruments, accessories, equipment (not including an APU) and parts attached thereto and thereon, in an airworthy condition;

                    B.   Fuel on board the Aircraft, 1,400 lbs;

                    C. All manuals, logbooks, flight records and historical information regarding the Aircraft, the engines and the accessories and equipment, including, without limitation, those listed on Exhibit D to the Lease, as received from the Seller; and

                    D.   the items listed on Schedule 1 hereto.

                  2. All of the foregoing were delivered and accepted to Lessee's full satisfaction and pursuant to the terms and provisions of the Aircraft Lease Agreement between Lessor and Lessee, dated as of March 26, 1998 (the "Lease"), except as set forth on Schedule 2 hereto. For purposes of the Lease, Lessor and Lessee agree that the installed hard time components have, as of the Delivery Date, the time, Flight Hours and Cycles operating time remaining as set forth on Schedule 3 hereto.

                  3. The Aircraft, Engines, Propellers and Parts as described in the Lease have been fully examined by Lessee and have been received in a condition fully satisfactory to Lessee and in full conformance with the Lease in every respect except as set forth in Schedule 2 hereto.

                  4. The Lease and Operative Documents (as defined therein) are in full force and effect; Lessor has fully, duly and timely performed all of its obligations of every kind or nature under the Lease and other Operative Documents; and Lessee has no claims; deductions, set-offs or defenses of any kind or nature in connection with the Lease and other Operative Documents.

                   5. Prior to the Delivery Date, Lesse has obtained all required permits, authorizations, and licenses required, and has paid all required fees and taxes relating to the Lease imposed by the United States or any other government and/or any political subdivision thereof and any agencies and departments thereof to allow Lessee to operate the Aircraft as permitted by the terms of the Lease.

                   6. Lessor and its successors and assigns shall be entitled to rely upon this Acceptance Certificate.

                  7. The Delivery Date (as defined in the Lease) is the date written in paragraph 1 herein.


                                            ALOHA ISLANDAIR, INC.

                                                                      (LESSEE)

                                       By: /s/ Brenda F. Cutwright
                                           -----------------------------------
                                       Name: BRENDA F. CUTWRIGHT
                                       Title: SR. VICE PRESIDENT FINANCE &
                                                    PLANNING AND CFO

                                       By: /s/ Owen Sekimura
                                           -----------------------------------
                                       Name: OWEN SEKIMURA
                                       Title: STAFF VICE PRESIDENT - FINANCE
                                                      & CONTROLLER



Lease Acceptance Certificate
Lease of DeHavilland Dash 8-103
MSN 353

                                   SCHEDULE 1

S/N 353                                Aircraft Purchase Agreement UAS-125

                        AIRCRAFT LOOSE EQUIPMENT

QTY              ITEM DESCRIPTION
---              ----------------
3                Crew Oxygen masks
3                Smoke goggles
2                Crew headsets
2                coffee cup holders
1                QRH, AFM, Ops Data Manual (3 books in total)
2                crew life-vests
1                observer's lifevest
2                hand-microphones
2                crew flashlights
1                crew fire extinguisher
1                crew fire-axe
1                spare filament holder
1                PBE forward RH side of fit compartment
1                alternate extension handle RH side of crew compt. (also 1 unit in RH nacelle)
1                emergency light
1                galley pax service cart and 3 beverage trays
3                galley food tray boxes
2                galley hot jugs
1                PBE fwd cabin in fwd galley stowage
1                Fire extinguisher fwd cabin in fwd galley stowage
3                seat belt extenders in pouch in fwd galley stowage
2                Pax oxygen bottles in fwd galley stowage
5                cabin seat tables
37               underseat life-vest pouches and 37 life-vests
1                Crew life vest under fwd FA seat
1                Flashlight under fwd FA seat
2                First-Aid Kits RH fwd overhead locker
1                PBE Aft bulkhead
1                Fire extinguisher Aft bulkhead
2                Prop restraint a/c parking
2                Engine plugs (consisting of one plug type and one cover type)
2                Gear locking pins
2                Static port covers
6                wheel covers-2 x NLG, 4 x MLG,
2                exhaust covers
2                pitot covers
2                MLG downlock safety pins
2                MLG door safety pins
1                NLG door safety pins
2                Aft cargo nets and post
1                cargo net door


On behalf of Willis Lease Finance Corporation accepted as complete except where noted next to the item.

By _________________

Its: _______________

                                   SCHEDULE 2

                                 [Discrepancies]

                                   SCHEDULE 3

                          [Time, Flight Hours, Cycles]

                           SCHEDULE 3 TO EXHIBIT C

           TIME CONTROLLED / LIFE LIMITED PARTS STATUS AT DELIVERY

        Aircraft: Total Time 11,326 Total Cycles 12,409 Date 12/02/97

[ILLEGIBLE]                      Position                     Serial Number                     Time Since Overhaul/Installation
------------                     --------                     -------------                     --------------------------------
Cockpit Voice Recorder           Only                         61173                             1990 fh

Flight Data Recorder             Only                         03346                             211 days

Air Cycle Machine                Only                         831230                            651 fh

Starter / Generator              Left                         96145                             Zero fh

Starter / Generator              Right                        1513                              2 fh

A/C Generator                    Left                         883                               4,371 fh

A/C Generator                    Right                        1252                              1,313 fh

ELT                              Only                         406422                            03/18/98

Fire Bottle Discharge Cart.      #1                           MAL2778                           611 days

Fire Bottle Discharge Cart.      #2                           MAL1434                           1019 days

Fire Bottle Discharge Cart.      #3                           MAL1444                           1030 days

Fire Bottle Discharge Cart.      #4                           MAL1449                           1038 days

Fire Bottles, HST                Fwd                          23108D1                           237 days

Fire Bottle, HST                 Aft                          23584D1                           126 days

Crew O2 Bottle, HST              Only                         140163                            219 days

Transponder                      Left                         92040817                          03/06/98

Transponder                      Right                        92020729                          03/06/98

Propeller                        Left                         930310                            57 fh

Blade, Propeller                 #1                           858396-7                          Zero fh            03/23/98

Blade, Propeller                 #2                           858162-7                          Zero fh            03/23/98

Blade, Propeller                 #3                           876199-7                          741 fh

Blade, Propeller                 #4                           876187-7                          677 fh

Propeller                        Right                        920913                            2,042 fh

Blade, Propeller                 #1                           855893-7                          Zero fh            03/23/98

Blade, Propeller                 #2                           863561-7                          Zero fh            03/23/98

Blade, Propeller                 #3                           855004-7                          Zero fh            03/23/98


                                       1


[ILLEGIBLE]                      Position                     Serial Number                     Time Since Overhaul/Installation
------------                     --------                     -------------                     --------------------------------
Blade, Propeller                 #4                           878378-7                          655 fh

Propeller Control Unit           Left                         920243                            Zero fh            03/23/98

Propeller Control Unit           Right                        861142                            4118 fh

Propeller Actuator               Left                         920523                            Zero fh            03/23/98

Propeller Actuator               Right                        920311                            2042 fh

Engine                           Left                         120968/121205                     Zero               02/26/98

Impeller, HP                     Left                         7D525                             12,256 cy          02/26/98

Impeller, LP                     Left                         7D255                             12,256 cy          02/26/98

Cover, HP Front                  Left                         97A905                            4,739 cy           02/26/98

Cover, HP Rear                   Left                         14B637                            4,739 cy           02/26/98

Disc, HP                         Left                         14B364                            4,739 cy           02/26/98

Disc, LP                         Left                         23A386                            12,256 cy          02/26/98

Disc, PT-1                       Left                         19A958                            12,256 cy          02/26/98

Disc, PT-2                       Left                         20A946                            12,256 cy          02/26/98

Seal, Air Interstage             Left                         19B751                            4,739 cy           02/26/98

Blades, HP                       Left                         Various                           657 cy             02/26/98

Engine                           Right                        121244                            Zero               02/27/98

Impeller, HP                     Right                        4B739                             12,274 cy          02/27/98

Impeller, LP                     Right                        4E960                             12,274 cy          02/27/98

Cover, HP Front                  Right                        28B598                            2,800 cy           02/27/98

Cover, HP Rear                   Right                        29B142                            2,800 cy           02/27/98

Disc, HP                         Right                        26B649                            2,800 cy           02/27/98

Disc, LP                         Right                        6X375                             14,132 cy          02/27/98

Disc, PT-1                       Right                        56A062                            12,274 cy          02/27/98

Disc, PT-2                       Right                        55A958                            12,274 cy          02/27/98

Seal, Air Interstage             Right                        27B841                            2,800 cy           02/27/98

Blades, HP                       Right                        Various                           Zero cy            02/27/98

Ground Prox. Warn.               Only                         7103                              Zero fh

Air Data Computer                Left                         90033971                          03/24/98 days


                                       2


[ILLEGIBLE]                      Position                     Serial Number                     Time Since Overhaul/Installation
------------                     --------                     -------------                     --------------------------------
Air Data Computer                Right                        92055334                          03/24/98 days

Altimeter                        Pilot                        92107266                          03/24/98 days

Altimeter                        Co-Pilot                     92107266                          03/24/98 days

Altimeter                        Standby                      8160A                             03/24/12 days

Yolk Assembly, MLG               Left                         DCL542/92                         12,409 cy

Yolk Assembly, MLG               Right                        DCL547/92                         12,409 cy

Drag Strut Assembly, MLG         Left                         DCL554/92                         12,409 cy

Drag Strut Assembly, MLG         Right                        DCL553/92                         12,409 cy

Shock Strut Assembly, MLG        Left                         DCL553/9292                       12,409 cy

Shock Strut Assembly, MLG        Right                        DCL541/9292                       12,409 cy

Pin. Strut to Yolk, MLG          Left                         DCL702                            12,409 cy

Pin. Strut to Yolk, MLG          Right                        DCL704                            12,409 cy

Stabilizer Stay Assembly, MLG    Left                         DCL502/92                         12,409 cy

Stabilizer Stay Assembly, MLG    Right                        DCL505/92                         12,409 cy          03/23/98

Frame Assembly, MLG              Left                         495572CTA/495571CTA               12,409 cy

Frame Assembly, MLG              Right                        495572CTA/495572CTA               12,409 cy

Drag Strut Assembly, NLG         Only                         DCL378/92                         12,443 cy          03/23/98

Drag Strut Assembly, NLG         Only                         DCL379/92                         12,409 cy

Outer Cylinder, NLG              Only                         DCL470                            12,409 cy

Trunnion Plate, NLG              Left                         486306CB                          12,409 cy

Trunnion Plate, NLG              Right                        49740380HXC                       12,409 cy

Trunnion Cap, NLG                Left                         252008CO                          12,409 cy

Trunnion Cap, NLG                Right                        252008CP                          12,409 cy



To calculate delivery times on all undated items add 21 Flight hours, 11 Flight cycles, 113 Days to all undated items to compensate for ferry time between return to de Havilland on 12/02/97 and delivery to Island Air on 3/26/98. To calculate delivery times on all dated items add 6 Flight hours, 6 Flight cycles, [ILLEGIBLE] Days to compensate for ferry time from installation maintenance facility and delivery to Island Air on 3/26/98.


Aircraft Time at Delivery                        Total Time: 11,347                                Delivery Location: Wichita, KS
                                                 Total Cycles: 12,420                              Delivery Date: 3/26/98

                                  EXHIBIT D

                  Schedule of Manuals / Maintenance Records

             Description                                               Qty
             -----------                                               ---
Aircraft Journey and Maintenance Log Books                             Numerous

Aircraft Technical Log Book, Record of Installations and Modifications   1

Engine Log Book for each Engine                                          1

Propeller Log Book for each Propeller                                    1

Component Serialization Record                                           1

Aircraft Technical Log for Airframe                                      1

FAA Approved Flight Manual (FAA-103)                                     1

Operating Data Manual                                                    1

Weight & Balance Manual                                                  1

Quick Reference Manual                                                   1

Customized Maintenance Manual                                            1

Customized Wiring Manual                                                 1

Airworthiness Directive Records and Accomplishment Files               Numerous

STC Record File                                                          1

Serviceable Tags for Components                                          1 Box

Structural Deviation Inspection Requirements File                        1

Electrical Load Analysis File                                            1

Form 337 File                                                            1

FDAU Calibration File                                                    1

Flight Data Recorder File                                                1

Previous Maintenance Checks Accomplished File                            1

Certified Computer Record for Parts Installed Time Status/Summary        1

Certified Computer Record for Maintenance Due Summary                    1

Current Weight & Balance File                                            1

                           MORTGAGE SUPPLEMENT N0. 14

                   MORTGAGE SUPPLEMENT NO. 14 dated March 26, 1998, of Willis Lease Finance Corporation (together with its successors and assigns being hereinafter called the "Borrower"), supplementing the Mortgage and Security Agreement, dated as of June 27, 1997 (as amended, modified or supplemented from time to time, herein called the "Mortgage"), made by the Borrower in favor of CoreStates Bank, N.A. (together with its successors and assigns, the "Mortgagee").

                                   WITNESSETH:

                   WHEREAS, the Mortgage provides for the execution and delivery from time to time of Mortgage Supplements thereto substantially in the form hereof, each of which shall particularly describe certain Engines, Airframes and Spare Parts (such term and other defined terms in the Mortgage being herein used with the same meanings) and shall specifically mortgage such Engines, Airframes and Spare Parts to the Mortgagee; and

                  WHEREAS, the Mortgage and Mortgage Supplement No. 1 of the Borrower, dated June 27, 1997 were recorded by the Federal Aviation Administration on July 9, 1997, and assigned Conveyance No. H90651; and

                  WHEREAS, Mortgage Supplement No. 2 of the Borrower, dated June 30, 1997 was recorded by the Federal Aviation Administration on July 9, 1997, and assigned Conveyance No. H90653; and

                  WHEREAS, Mortgage Supplement No. 3 of the Borrower, dated July 28, 1997 was recorded by the Federal Aviation Administration on July 31, 1997, and assigned Conveyance No. GG011163; and

                  WHEREAS, Mortgage Supplement No. 4 of the Borrower, dated August 1, 1997 was recorded by the Federal Aviation Administration on August 20, 1997, and assigned Conveyance No. M32717; and

                  WHEREAS, Mortgage Supplement No. 5 of the Borrower, dated August 25, 1997 was recorded by the Federal Aviation Administration on December
11. 1997, and assigned Conveyance No. MM015328; and

                  WHEREAS, Mortgage Supplement No. 6 of the Borrower, dated September 29, 1997 was recorded by the Federal Aviation Administration on December 12, 1997, and assigned Conveyance No. MM015329; and

                  WHEREAS, Mortgage Supplement No. 7 of the Borrower, dated September 30, 1997 was recorded by the Federal Aviation Administration on October 6, 1997, and assigned Conveyance No. FF22634; and

                  WHEREAS, Amendment No. 1 to the Mortgage, dated November 18, 1997 was recorded by the Federal Aviation Administration on January 13, 1998, and assigned Conveyance No. P13938; and

                  WHEREAS, Mortgage Supplement No. 8 of the Borrower, dated November 20, 1997 was recorded by the Federal Aviation Administration on January 13, 1998, and assigned Conveyance No. P13939; and

                  WHEREAS, Mortgage Supplement No. 9 of the Borrower, dated December 2, 1997 was recorded by the Federal Aviation Administration on December 3, 1997, and assigned Conveyance No. Z02486; and

                  WHEREAS, Mortgage Supplement No. 10 of the Borrower, dated December 4, 1997 was recorded by the Federal Aviation Administration on December 9, 1997, and assigned Conveyance No. X133882; and

                  WHEREAS, Mortgage Supplement No. 11 of the Borrower, dated March 10, 1998 was filed with the Federal Aviation Administration on March 10, 1998, but has not yet been recorded; and

                  WHEREAS, Mortgage Supplement No. 12 of the Borrower, dated March 16, 1998 was filed with the Federal Aviation Administration on March 16, 1998, but has not yet been recorded; and

                  WHEREAS, Mortgage Supplement No. 13 of the Borrower, dated March 19, 1998 was filed with the Federal Aviation Administration on March 19, 1998, but has not yet been recorded; and

                  WHEREAS, the Mortgage relates in part to the Aircraft and Lease described in the following paragraph:

                   NOW, THEREFORE, This Supplement Witnesseth, that to secure
(i) the prompt and complete payment and performance when due of all of the Obligations and (ii) the performance and observance by the Borrower of all the agreements, covenants and provisions in the Mortgage, and in consideration of the premises and of the covenants contained in the Mortgage, and of the sum of $1.00 paid to the Borrower by the Mortgagee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Borrower has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged, granted a security interest in and confirmed unto the Mortgagee, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge, grant a security interest in and confirm unto the Mortgagee, the Borrower's interest (whether as owner or secured party) in the following described property, whether now owned or hereafter acquired (the "Mortgaged Property"):

                    A. (i) One (1) de Havilland Dash 9-103 turboprop passenger aircraft consisting of the following principal components (the "Aircraft"):
                             (a) one (1) Dash 8-103 (described in the FAA records as a DHC-8-102) airframe bearing Manufacturer's Serial No. 353 and United States Registration No. N853MA and; (b) two (2) Pratt & Whitney Model PW120A aircraft engines bearing Manufacturer's Serial Nos. 120968 and

                             121244, respectively (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower), whether or not such engines shall be installed in or attached to any airframe;
                             (c) two (2) Hamilton Standard Model 14SF-7 four-blade propellers bearing Manufacturer's Serial Nos. 930310 and 920913, respectively (each of which is capable of absorbing at least 750 rated takeoff horsepower or the equivalent of such horsepower), whether or not such propellers shall be installed on or attached to any engine

                      (ii) Lease Agreement, dated as of March 26, 1998 between
                   Willis Lease Finance Corporation, as lessor and Aloha IslandAir, Inc., as lessee in respect of the Aircraft, with Acceptance Certificate dated March 26, 1998 by Aloha IslandAir, Inc.

                   B. all parts, components, equipment instruments, appliances, avionics, radio and radar devices, cargo handling systems and loose equipment that are incorporated or installed in or attached to said Aircraft, with the exception of one Sunstrand Model T-62-40-C7B APU with serial number 925151, whether now owned or hereafter acquired by the Borrower; and

                    C. all Records relating to any of the property described in paragraphs A and B above.

                   TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, its successors and assigns, for the uses and purposes and subject to the terms and provisions set forth in the Mortgage.

                   This Supplement shall be construed as supplemental to the Mortgage and shall form a part of the Mortgage and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

                    This Supplement is being delivered in the State of Pennsylvania.

                   This Supplement may be executed by the Borrower and the Mortgagee in separate counterparts, each of which when so executed and delivered is an original, but all such counterparts shall together constitute but one and the same Supplement.

                   AND, FURTHER, the Borrower hereby acknowledges that the Mortgaged Property has been delivered to the Borrower and is included in the property of the Borrower covered by all the terms and conditions of the Mortgage.

                  IN WITNESS WHEREOF, the Borrower and the Mortgagee have each caused this Supplement to be duly executed, as of the day and year first above written.

                                       WILLIS LEASE FINANCE CORPORATION

                                       By:   /s/ Charles F. Willis
                                             ---------------------------------
                                       Name:  CHARLES F. WILLIS
                                       Title:     PRESIDENT


                                       CORESTATES BAN& N.A.

                                       By:
                                             ---------------------------------
                                       Name:
                                       Title:

                  IN WITNESS WHEREOF, the Borrower and the Mortgagee have each caused this Supplement to be duly executed, as of the day and year first above written.

                                       WILLIS LEASE FINANCE CORPORATION

                                       By:
                                             ---------------------------------
                                       Name:
                                       Title:


                                       CORESTATES BANK, N.A.


                                       By:     /s/ Hugh W. Connelly
                                             ---------------------------------
                                       Name:   Hugh W. Connelly
                                       Title:  Vice President

[LOGO IslandAir]
--------------------------------------------------------------------------------


May 20, 1998


VIA FACSIMILE
(415) 331-0607


Mr. Donald A. Nunemaker
Richard A. Cogan, Esq.
Willis Lease Finance Corporation


RE: Lease Agreement between Willis Lease Finance Corporation, as Lessor, and Aloha IslandAir, Inc., as Lessee, relating to one (1) de Havilland Dash 8-103 aircraft Manufacturer Serial No. 353, U.S. Registration No. N853MA dated as of March 26, 1998 ("Lease").


Gentlemen:


Lease, Section 12.05(b), page 34, is corrected as follows, effective as of March 26, 1998:

          (b) provide that the insurance shall not be invalidated by any action or inaction by Lessee or any other Insured Party and insure the interest of Lessor and each other Insured Party regardless of any breach or violation by Lessee or any other Insured Party of any warranty, declaration or condition contained in such policies;

Lease, Section 1, page 5, definitions of "Other Lease" and "Other Aircraft" are amended as of the date hereof to read as follows:

          "OTHER LEASE" means the Lease Agreement covering one (1) de Havilland Dash 8-103 Aircraft (Reflected on the FAA Records as a DHC-8-102), Manufacturer's Serial Number 357, U.S. Registration No. N854MA, two (2) Pratt & Whitney Model PW 121 Engines (Reflected on the FAA Records as PW 120 A), Manufacturer's Serial Numbers 121298 and 121179, and two (2) Hamilton Standard 14SF-7 Propellers, Manufacturer's Serial Numbers 921018 and 921211 between Lessor and Lessee with respect to the Other Aircraft.

          "OTHER AIRCRAFT" means that certain de Havilland Dash 8-103 aircraft (Reflected on the FAA Records as a DHC-8-102), Manufacturer's Serial Number 357, U.S. Registration No. N854MA, as further identified in the Other Lease.

In all other respects, the Lease shall remain in full force and effect.

99 Kapalulu Place - Honolulu, Hawaii 96819-1843 - Telephone (808) 836-7693 - Facsimile (808) 833-5498

May 20, 1998
Mr. Donald Nunemaker
Richard A. Cogan, Esq.
Page - 2 -

ALOHA ISLANDAIR, INC.


By:
    -----------------------------
    Its:
         ------------------------


By:
    -----------------------------
    Its:
         ------------------------


 WILLIS LEASE FINANCE CORPORATION

By: /s/ JAMES D. McBRIDE
        -------------------------
        JAMES D. McBRIDE
        -------------------------
   Its: EXECUTIVE VICE PRESIDENT
        -------------------------
        CHIEF FINANCIAL OFFICER
        -------------------------

May 20, 1998
Mr. Donald Nunemaker
Richard A. Cogan, Esq.
Page - 2 -


ALOHA ISLANDAIR, INC.


By: /s/ BRENDA F. CUTWRIGHT
        ------------------------
   Its: Sr. Vice President
        ------------------------
        Finance & Planning
        ------------------------
        and CFO
        ------------------------


By: /s/ OWEN SEKIMURA
        ------------------------
   Its: Staff Vice President
        ------------------------
        Finance & Controller
        ------------------------


 WILLIS LEASE FINANCE CORPORATION

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